                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               CFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[CFS logo]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                                                                  March 25, 2005

Dear Shareholder:

     You are cordially invited to attend the seventh Annual Meeting of Shareholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 26, 2005 at 10:00 a.m. Central Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2005

                               ------------------

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders ("Annual Meeting") of CFS Bancorp, Inc. ("Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 26, 2005 at 10:00 a.m. Central Time for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect three directors for three-year terms expiring in 2008, and until their successors are elected and qualified;

          (2) To approve the proposal to reincorporate the Company in the State of Indiana; and

          (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors fixed March 4, 2005 as the Voting Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Vice President - Corporate Secretary

Munster, Indiana
March 25, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 2005

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. ("Company"), the parent holding company of Citizens Financial Services, FSB ("Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from the mutual to stock form and the related public offering of the Common Stock in July 1998 ("Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 26, 2005 at 10:00 a.m. Central Time and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. A copy of the Company's 2004 Corporate Report to Shareholders and Annual Report on Form 10-K, including audited consolidated financial statements, as of and for the year ended December 31, 2004 accompanies this Proxy Statement along with a Proxy Card. Such Corporate Report and Form 10-K are not a part of the proxy solicitation materials. This Proxy Statement and the accompanying materials is first being mailed to shareholders on or about March 25, 2005.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,500, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Proxies solicited by this Proxy Statement will be returned to the proxy solicitor or the transfer agent and will be tabulated by the inspector of elections designated by the Board, who will not be employed by or act as a director of the Company or any of its affiliates.

     If you are a registered shareholder, you may vote by mail, telephone, or electronically through the Internet, by following the instructions on the Proxy Card.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the election of the Board of Directors' nominees to the Board of Directors, "FOR" the proposal to reincorporate the Company in the State of Indiana, and otherwise at the discretion of the proxy holder. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (Monica
F. Sullivan, Vice President - Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321) written notice thereof; (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only shareholders of record at the close of business on March 4, 2005 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were [TBD] shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. A quorum at the Annual Meeting shall consist of shareholders representing, either in person or by proxy, a majority of the shares of the Company entitled to vote at the Annual Meeting.

     Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required to approve the proposal to reincorporate the Company in the State of Indiana. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors.

     Under rules governing broker/dealers, the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. However, the proposal to reincorporate the Company is considered a "non-discretionary" item upon which brokerage firms may not vote in their discretion absent the receipt of voting instructions from their client and for which there will be "broker non-votes." Because of the required vote, abstentions and broker non-votes will have the same affect as a vote against the proposal to reincorporate.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the shareholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, shareholders of the Company will be asked to elect one class of directors, consisting of three directors, for three-year terms expiring in 2008, and until their successors are elected and qualified.

     No director, executive officer or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serves as director of the Company and the Bank.

     Pursuant to Nasdaq Rule 4350(c), the Board has affirmatively determined that a majority of the Company's directors are independent directors as defined by Nasdaq Rule 4200. The Company's independent directors are Sally A. Abbott, Gregory W. Blaine, Thomas J. Burns, Gene Diamond, Frank D. Lester, Robert R. Ross, Joyce M. Simon and Charles R. Webb.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following table presents information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. Ages are reflected as of March 4, 2005. No director of the Company or the Bank serves on the Board of Directors of any other publicly-traded corporation, bank, savings institution, or financial holding company.

     Pursuant to the Company's Bylaws, Ms. Abbott and Mr. Burns are no longer eligible for nomination due to the fact they have attained age 70. Accordingly, Ms. Abbott's and Mr. Burns' terms as directors of the Company will end on the date of the Annual Meeting. Mr. Burns' term as a director of the Bank ends in 2005. Ms. Abbott's term as a director of the Bank ends in 2006. The Board wishes to thank them for their service.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2008

                                                        PRINCIPAL OCCUPATION DURING             DIRECTOR
NAME                                   AGE                  THE PAST FIVE YEARS                  SINCE
----                                   ---              ---------------------------             --------
Gregory W. Blaine....................  56    Director of the Bank and the Company since 1998;     1998
                                             consultant to and former Chairman and Chief
                                             Executive Officer of TN Technologies; Mr. Blaine
                                             served in various capacities with True North
                                             Communications, Inc., the parent of TN
                                             Technologies, from 1979 to 1998, including
                                             director of Global Operating Systems, and as a
                                             member of the Board of Directors of True North
                                             Communication from 1990 to 1997.

Robert R. Ross.......................  60    Director of the Bank and the Company since 2004;     2004
                                             retired from PricewaterhouseCoopers, LLP in 2003
                                             as a Senior Audit Partner; Mr. Ross began his
                                             career with PricewaterhouseCoopers in 1968 and
                                             held various roles of increasing responsibility
                                             on behalf of a variety of national and
                                             multi-national private and publicly-held clients.

Joyce M. Simon.......................  58    Director of the Bank and the Company since 2004;     2004
                                             Chief Financial Officer of the John G. Shedd
                                             Aquarium since 1992. Previously, Ms. Simon was a
                                             partner with the accounting firm of Ernst &
                                             Young, LLP.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE-NAMED NOMINEES.

DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2006

                                                         PRINCIPAL OCCUPATION DURING            DIRECTOR
NAME                                    AGE                  THE PAST FIVE YEARS                 SINCE
----                                   ------            ---------------------------            --------
Gene Diamond.........................    52     Director of the Bank since 1994 and the           1998
                                                Company since 1998; appointed in 2004 as
                                                Regional Chief Executive Officer, after
                                                serving one year as Regional Chief Operating
                                                Officer, for the Sisters of St. Francis of
                                                Perpetual Adoration, where he is responsible
                                                for the hospital group consisting of St.
                                                Margaret Mercy Healthcare Centers located in
                                                Hammond and Dyer, Indiana, St. Anthony Medical
                                                Centers in Crown Point, Indiana and St.
                                                Anthony Memorial Health Centers of Michigan
                                                City, Indiana; previously served as Chief
                                                Executive Officer of St. Margaret Mercy
                                                Healthcare Centers from 1993 to 2003.

Charles R. Webb......................    63     Director of the Bank and the Company since        2002
                                                2002; currently retired; Mr. Webb was the
                                                founder and Chief Executive Officer of Charles
                                                Webb & Co., from 1989 to 1996, when the
                                                company was acquired by Keefe, Bruyette &
                                                Woods, Inc., where Mr. Webb served as
                                                Executive Vice President until his retirement
                                                in 2000.

DIRECTORS WITH A TERM EXPIRING IN 2007

Frank D. Lester......................    64     Director of the Bank since 2000; and the          2001
                                                Company since 2001; President of Union Tank
                                                Car, Chicago, Illinois since 1999; previously
                                                President of Procor, Inc., Toronto, Canada
                                                from 1994 to 1999.

Thomas F. Prisby.....................    63     Chairman of the Board and Chief Executive         1998
                                                Officer of the Company since 1998 and of the
                                                Bank since 1996; previously, Mr. Prisby served
                                                as the President and Chief Operating Officer
                                                of the Bank from 1989 to 1996. Mr. Prisby
                                                joined the Bank in 1982 as Executive Vice
                                                President and has served as a director of the
                                                Bank since 1996.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Bank who do not serve as a director of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     Charles V. Cole. Age 43. Mr. Cole joined the Company and the Bank in 2003, and currently serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to joining the Company, he served as Senior Vice President and Chief Financial Officer at Advance Bancorp in Lansing, Illinois, from 1999 to 2003. Mr. Cole began his career with Advance Bancorp in 1991 as controller of South Chicago Bank and was promoted to Vice President and Chief Financial Officer of Advance Bancorp in 1995.

     Thomas L. Darovic. Age 54. Mr. Darovic has served as Executive Vice President of Operations for the Bank since 2003. Mr. Darovic joined the Bank in 2002 as Vice President and was elected to Senior Vice

President that same year. Prior to his employment with the Bank, Mr. Darovic served as Vice President of Retail Operations and Administrative Services for Superior Bank FSB, Hinsdale, Illinois, beginning in 1993.

     Zoran Koricanac. Age 47. Mr. Koricanac joined the Bank in 2003 and currently serves as Senior Vice President - Commercial Lending. Previously, Mr. Koricanac served as Senior Lending Officer for Advance Bank, Lansing, Illinois from 1999 to 2003. Prior to that, Mr. Koricanac served as the Senior Manager for Loan Management Services at the accounting firm of Crowe Chizek and Company LLC in Oak Brook, Illinois, beginning in 1992.

     Jeffrey C. Stur.  Age 56. Mr. Stur has served as Senior Vice
President - Credit Administration for the Bank since 2003. Previously, Mr. Stur served as Senior Vice President - Lending beginning in 1995. Mr. Stur has held various roles of increasing responsibility since his employment with the Bank began in 1972.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the officers, directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock, except for the CFS Bancorp, Inc. Employee Stock Ownership Plan Trust, which owns 10.1% of the shares outstanding of the Common Stock of the Company.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal year 2004, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act, except for the delinquent filing on Form 4 made on August 30, 2004 by Mr. Thomas F. Prisby to report a sale of 1,000 shares on July 1, 2004 by an adult daughter who resides with him.

ATTENDANCE OF THE BOARD AT ANNUAL MEETINGS

     Although the Company does not have a formal policy regarding director attendance at annual meetings of shareholders, the Company typically schedules a Board Meeting in conjunction with the annual meeting of shareholders and expects that its directors will attend. All of the directors attended the Annual Meeting of Shareholders held in April 2004.

MEETINGS OF THE BOARD OF THE COMPANY

     During the fiscal year ended December 31, 2004, the Board of Directors of the Company met ten times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods for which he or she served.

                BOARD COMMITTEE REPORTS, POLICIES AND PROCEDURES

COMMITTEES

     The Board of Directors of the Company has established an Audit Committee, a Compensation Committee, and a Nominating Committee, among others. The current charters for the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Company's website (www.cfsbancorp.com). The following are reports for 2004 from these Committees.

REPORT OF THE 2004 AUDIT COMMITTEE

     The Audit Committee is composed solely of independent members, as defined by the listing standards of the Nasdaq Stock Market and regulations of the SEC, of the Board of Directors of the Company. All members of the Audit Committee are required to be financially literate, and at least one member must have accounting or related financial management experience. Mr. Ross has been identified by the Board as an "audit committee financial expert" as defined by rules promulgated by the SEC pursuant to the provisions of Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee: 1) reviews with management, the internal auditor and the independent auditors the systems of internal control;
2) monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles; and 3) reviews the records and affairs of the Company and its financial condition. The Company has adopted an Audit Committee Charter, which was last amended on May 18, 2005. The most recent version of the Audit Committee Charter was attached as Appendix A to last year's proxy statement and may be viewed on the Company's website (www.cfsbancorp.com). The current members of the Audit Committee are Mr. Blaine, who is Chairman, Mr. Ross, and Ms. Simon. The Audit Committee met four times in fiscal 2004.

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting and financial reporting functions. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon, and attesting to management's evaluation regarding internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

                                          Respectfully submitted,

                                          Gregory W. Blaine (Chairman)
                                          Robert R. Ross
                                          Joyce M. Simon

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company's independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Company. Accordingly, the Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy ("Pre-Approval Policy") for the Company which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

     As set forth in the Pre-Approval Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, employees, culture, accounting systems, risk profile and other factors, and whether the service is likely to enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be considered determinative. The Audit Committee will also take into account the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services and the total amount of fees for certain permissible non-audit services classified as all other services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or remove from the list of general pre-approved services from time to time, based on subsequent determinations.

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services.

     The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

     The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence. In no event, however, will the Audit Committee approve the use of the independent auditor to provide those non-audit services that have been expressly prohibited by relevant SEC rules.

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the internal auditor and must include a statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     As provided in the Sarbanes-Oxley Act of 2002 and the SEC's rules promulgated pursuant thereto, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated its pre-approval authority to the Chairman of the Committee.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is comprised of at least three directors, each of whom is independent as defined with listing standards of the Nasdaq Stock Market. Members of the Compensation Committee are considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Company has adopted a Compensation

Committee Charter which can be viewed on the Company's website (www.cfsbancorp.com). Under the Compensation Committee Charter, Compensation Committee members are required to be financially literate, and at least one member must have large-company experience in the areas of human resources and compensation management. During fiscal 2004, the members of the Compensation Committee were Mr. Diamond, who was Chairman, and Messrs. Blaine and Burns. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries, or engaged in certain transactions with the Company or its subsidiaries required to be disclosed by the SEC's regulations. The Compensation Committee met ten times in 2004.

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resource policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also establishes policies regarding compensation and benefits programs for the Company's employees and, pursuant to such policies, determines the compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate employees and managers to achieve performance goals that reward them for outstanding performance while serving the financial interests of the Company and its shareholders. In determining executive compensation levels, the Compensation Committee seeks to establish salary and bonus levels which will attract and retain qualified executives when considered with other components of the Company's compensation structure. The Committee also considers specific annual performance criteria and looks to create compensation plans that reward executive officers for continuous improvement in those areas which contribute to increases in shareholder value. The level of any salary increase is based upon an executive's job performance over the year in conjunction with the Company's goals of profitability, growth, and customer satisfaction. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

     The Company believes it must compensate its employees and executives fairly and competitively in the markets in which it competes. The competitive market for the Company's employees and executives is primarily banks and thrifts of a similar asset size located throughout the midwestern United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer, with conservatively competitive base salaries combined with performance-based annual and long-term incentives that provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is primarily comprised of base salary, incentive compensation, and stock benefit plan awards.

     In considering the compensation levels for executive officers of the Company and the Bank, the Compensation Committee reviewed total compensation levels of employees and executives in comparable positions at selected similar institutions and recommended to the Board of Directors base and total compensation amounts based on such reviews. To assist the Compensation Committee, independent compensation consultants were retained for the year ended December 31, 2004 to prepare a compensation analysis and compile recent compensation data from various sources.

     In particular, the compensation for the Company's Chief Executive Officer, Thomas F. Prisby, for the year ended December 31, 2004 was deemed appropriate and equitable based on:

     - the Bank's continued progress towards its long-term strategic plan of transforming its asset mix and business model from that of a traditional thrift to that of a community bank;

     - the Bank's maintenance of capital at levels in excess of regulatory requirements combined with its continuing application of sound lending policies;

     - the selection, recruitment and continued development of the executive staff of the Bank;

     - the Bank's successful opening of two new branches and the continued viability of the Bank's branching strategy;

     - the Bank's continued success in its tax expense reduction efforts; and

     - the Bank's progress in the growth in commercial lending, business banking and core deposit accounts.

     While each of the factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight.

     The Compensation Committee is also responsible for administering awards granted pursuant to the Company's 1998 and 2003 Stock Option Plans. Under these Stock Option Plans, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock.

     Awards to the Company's executive officers are reviewed by the Company's compensation consultants and other professionals as to propriety and reasonableness as compared to historical levels of grants within the financial services industry. During fiscal 2004, two individuals were granted aggregate options on 17,845 shares, 206,600 options were exercised, and 7,350 options were cancelled, leaving a total of 17,900 shares remaining available for issuance under the 1998 Stock Option Plan as of year end.

     During fiscal 2004, 31 individuals were granted aggregate options on 205,405 shares, 18,550 shares were cancelled, leaving a total of 212,945 shares remaining available for issuance under the 2003 Stock Option Plan as of year end.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the 1998 Recognition and Retention Plan ("Recognition Plan"). During fiscal 2004, two individuals were awarded an aggregate 1,050 shares of restricted stock under the Recognition Plan, leaving no remaining shares available for grant under the Recognition Plan.

     Base pay levels for Messrs. Thomas Prisby, Cole, Darovic and Koricanac were increased 3.5%, 3.5%. 27.2% and 11.1%, respectively, in 2004. Mr. Stur's base pay level was not adjusted in 2004. Messrs. Prisby, Cole, Darovic, Koricanac and Stur were granted options on 25,000, 15,000, 17,500, 15,000 and 6,000 shares of Common Stock, respectively, in fiscal 2004.

     In addition to base pay, the Bank's officers and other selected employees are considered for incentive bonus payments based upon, among other factors, the performance of the Company and the performance of the individual and his or her business unit in light of certain incentive compensation thresholds that are established by the Compensation Committee on an annual basis. No incentive compensation bonus was awarded to the Chief Executive Officer by the Compensation Committee for the year ended December 31, 2004. There were 21 other managerial officers who received incentive bonus compensation awards based on business unit and individual performance received awards ranging from 3.3% to 15.0% of their respective base salaries.

                                          Respectfully submitted,

                                          Gene Diamond (Chairman)
                                          Gregory W. Blaine
                                          Thomas J. Burns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation Committee of the Board of Directors, who are all independent directors. Additionally, there were no Compensation Committee interlocks during 2004, which generally means that no executive officer of the Company served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Company's Compensation Committee.

REPORT OF THE NOMINATING COMMITTEE

     The Nominating Committee is comprised solely of independent members of the Board of Directors of the Company as defined by the listing standards of the Nasdaq Stock Market. The Company has adopted a Nominating Committee Charter which can be viewed on the Company's website (www.cfsbancorp.com). Members of the Nominating Committee are Mr. Webb, who is Chairman, Messrs. Burns, Diamond, and Lester, and Ms. Abbott. The Nominating Committee met two times in fiscal 2004. All nominations for directors of the Company were made by the Nominating Committee.

     Unless an unexpected vacancy or an immediate and pressing need dictates otherwise, it is the preference of the Company to recruit new directors from the Bank's Board, if available. The Company believes this allows the members of the Committee, all of whom are members of the Bank's Board, the opportunity to observe and evaluate the effectiveness, commitment and contribution of the individual for an extended period of time prior to nominating them for election to the Company's Board.

     The Nominating Committee for the Bank and the Company operate as a joint committee. Generally, the process for selecting and nominating new candidates is:

     - The Chairman and Chief Executive Officer or members of the Nominating Committee or the Board identifies the need to add new Board Members for the Bank or the Company;

     - The Chairman and Chief Executive Officer initiates the search, working with staff support and seeking input from the Nominating Committee;

     - The Nominating Committee determines if any Board members have relationships with preferred candidates and can initiate contacts;

     - The Nominating Committee evaluates prospective nominees and identifies candidates that will satisfy specific criteria and otherwise qualify for membership on the Board;

     - The Chairman of the Nominating Committee keeps the Board informed on the progress of the search;

     - The Nominating Committee meets to consider and select the final candidates; and

     - The Nominating Committee recommends the slate of candidates to the Board.

     Given the nature of the Company and the Bank's business, as well as the need to have a sufficient number of experienced and knowledgeable independent directors on the Board who can serve on the Company's various committees, the Nominating Committee seeks to recruit and retain directors with significant executive and/or financial experience.

     The Nominating Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. Desired qualities to be considered include:

     Experience (in one or more of the following):

     - high-level leadership experience in business or administrative activities;

     - breadth of knowledge about issues affecting the Company; and

     - ability and willingness to contribute special competencies to the Board.

     Personal attributes:

     - personal integrity;

     - loyalty to the Company and concern for its success and welfare;

     - willingness to apply sound and independent business judgment;

     - awareness of a Director's vital part in the Company's good corporate citizenship and the corporate image;

     - commitment to investing time necessary to prepare for and attend Board meetings and consultation on Company matters; and

     - willingness to assume broad, fiduciary responsibility.

     Qualified candidates for membership on the Company's Board of Directors will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Nominating Committee will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the Board the slate of Directors to be nominated for election at the annual meeting of shareholders. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

     Nominations to the Board may also be submitted to the Nominating Committee by the Company's shareholders in accordance with the Company's Bylaws. Any such nominations, together with the required biographical and other information, should be submitted to the Chairman of the Nominating Committee, c/o Monica Sullivan, Vice President -- Corporate Secretary, 707 Ridge Road, Munster, Indiana 46321. The Committee may also consider recommendations from shareholders regarding possible candidates for director.

     The Company believes its Board works best when it operates in a spirit of collegiality, mutual respect and trust. Consequently, unsolicited recommendations regarding potential director candidates may be subject to additional scrutiny by the Nominating Committee. Reliable references will be required for all prospective members of the Bank's or the Company's Board. The Committee will take special care to insure that suggested candidates do not possess undisclosed motives for seeking the nomination, conflicting loyalties to special interest groups, or a desire to represent a distinct subset of the Company's shareholders.

     Pursuant to the Nominating Committee's Charter, the Chairman of the Nominating Committee also serves as the Company's independent Lead Director. The Nominating Committee Charter provides that the Lead Director shall be available to consult with the Chairman about concerns of the Board of Directors; including Board meeting agendas, the adequacy of information provided to the Board, and the effectiveness of the Board Meeting process. The Lead Director shall also preside at no less than two executive sessions of the Board, without the Chairman being present, each year.

                                          Respectfully submitted,

                                          Charles R. Webb (Chairman)
                                          Thomas J. Burns
                                          Gene Diamond
                                          Frank D. Lester
                                          Sally A. Abbott

SHAREHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's current Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Similar provisions are included in Article V,
Section 14 of the proposed New Bylaws which will be take effect at the effective time of the proposed Reincorporation. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company (Monica F. Sullivan, Vice President -- Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321). Generally, to be timely, a shareholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company no later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of shareholders of the Company. Each written notice of a shareholder nomination is required to include certain information specified in the Company's Bylaws. Any such nomination by a shareholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on November 26, 2004. No such nominations by shareholders were received.

                          COMMUNICATIONS TO THE BOARD

     Shareholders may correspond with the Chairman of the Board or, in the alternative, with the Lead Director or any other member of the Company's Board of Directors by writing to his or her attention in care of the Corporate Secretary, (Monica F. Sullivan, Vice President -- Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321). All correspondence addressed in this manner will remain sealed and will only be opened by the person to whom it is addressed.

     Employees and others who wish to contact a member of the Company's Board or the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters, may do so anonymously by directing correspondence to the attention of the member, in care of the Internal Auditor (Carol A. Romes, Senior Vice President, Internal Auditor, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 2004, 2003 and 2002 to the Chairman and Chief Executive Officer and the five highest paid executive officers of the Bank and its subsidiaries, whose salary plus bonus during fiscal 2004 exceeded $100,000. The named executive officers did not receive separate compensation from the Company.

---------------------------------------------------------------------------------
                                                  ANNUAL COMPENSATION
                                      -------------------------------------------

                                                                      OTHER
                                                                      ANNUAL
          NAME AND                                                 COMPENSATION
     PRINCIPAL POSITION        YEAR      SALARY       BONUS(1)        (2)(3)
--------------------------------------------------------------------------------
  Thomas F. Prisby             2004     $341,804            --            --
  Chairman and Chief           2003     $334,256      $ 50,266            --
  Executive Officer            2002     $329,932      $ 51,238       $26,861
---------------------------------------------------------------------------------
  James W. Prisby              2004     $216,525            --            --
  Former President and Chief   2003     $304,460      $ 46,665            --
  Operating Officer(7)         2002     $290,016      $ 32,405       $ 2,619
---------------------------------------------------------------------------------
  Charles V. Cole              2004     $149,732      $ 25,263            --
  Executive Vice President     2003     $ 27,002      $ 12,808            --
  and Chief Financial          2002           --            --            --
  Officer(6)
---------------------------------------------------------------------------------
  Thomas L. Darovic            2004     $141,860      $ 24,204            --
  Executive Vice
  President --                 2003     $111,300      $ 22,798            --
  Operations                   2002     $ 65,769      $  6,110            --
---------------------------------------------------------------------------------
  Zoran Koricanac              2004     $126,845      $ 17,124            --
  Sr. Vice President --        2003     $ 49,289      $  5,077            --
  Commercial Lending           2002           --            --            --
---------------------------------------------------------------------------------
  Jeffrey C. Stur              2004     $111,816      $  7,976            --
  Sr. Vice President --        2003     $111,800      $ 18,362            --
  Credit Administration        2002     $110,650      $ 12,226            --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

----------------------------  ------------------------------------------------------------
                                       LONG TERM COMPENSATION
                              -----------------------------------------
                                         AWARDS               PAYOUTS
                              ----------------------------- -----------
                                               SECURITIES                   ALL OTHER
          NAME AND              RESTRICTED     UNDERLYING      LTIP        COMPENSATION
     PRINCIPAL POSITION          STOCK(4)       OPTIONS       PAYOUTS          (5)
----------------------------
  Thomas F. Prisby               $ 7,686         25,000          --       $       6,150
  Chairman and Chief             $56,760         35,000          --       $      84,837
  Executive Officer                   --         20,000          --       $      98,725
---------------------------------------------------------------------------------
  James W. Prisby                $ 7,686       22,500(8)         --       $1,006,150(9)
  Former President and Chief     $56,760         30,000          --       $      76,755
  Operating Officer(7)                --         20,000          --       $      72,673
---------------------------------------------------------------------------------
  Charles V. Cole                     --         15,000          --       $         790
  Executive Vice President            --         15,000          --                  --
  and Chief Financial                 --         15,000          --                  --
  Officer(6)
---------------------------------------------------------------------------------
  Thomas L. Darovic                   --         17,500          --       $       4,891
  Executive Vice
  President --                   $70,950         15,000          --       $      24,541
  Operations                          --         20,000          --                  --
---------------------------------------------------------------------------------
  Zoran Koricanac                     --         15,000          --       $       1,363
  Sr. Vice President --               --         10,000          --                  --
  Commercial Lending                  --             --          --                  --
---------------------------------------------------------------------------------
  Jeffrey C. Stur                     --          6,000          --       $       3,909
  Sr. Vice President --               --         10,000          --       $      28,370
  Credit Administration               --          5,000          --       $      30,134
----------------------------
----------------------------

---------------
(1) Represents cash bonuses earned during the fiscal year which may have been paid in part or will be paid in the following year.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2004 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(3) Reflects the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans for that fiscal year, but for the limitation set forth in the Internal Revenue Code of 1986, as amended ("Code"), with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans. Includable compensation does not include Recognition Plan benefits.

(4) Reflects market value on date of award of restricted stock pursuant to the Recognition Plan to Messrs. Thomas and James Prisby in 2004.

(5) For fiscal 2004, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $6,150, $6,150, $790, $4,891, $1,363, and $3,909 for the accounts of Messrs. Thomas Prisby, James Prisby, Cole, Darovic, Koricanac and Stur, respectively. Allocations to be made for 2004 pursuant to the Company's Employee Stock Ownership Plan ("ESOP"); and pursuant to the excess benefit plan for amounts not permitted under the ESOP due to limits under the Code ("ESOP SERP") were not determined in time for inclusion in this Proxy Statement.

(6) For fiscal 2003, reflects $41,328, $41,328, $22,064, and $26,107 allocated to Messrs. Thomas Prisby, James Prisby, Darovic and Stur pursuant to the ESOP which amounts were not available in time for inclusion in last year's proxy statement. Also includes $37,509 and $29,427 allocated to Messrs. Thomas Prisby and James Prisby pursuant to the ESOP SERP for 2003, which amounts were not available in time for inclusion in last year's proxy statement.

(7) James W. Prisby resigned from his position as an officer and as a director of the Bank and Company on August 20, 2004.

(8) The option awards granted to Mr. James Prisby in 2004 expired unvested and unexercised upon his resignation.

(9) Includes, with respect to Mr. James Prisby, a severance payment of $1,000,000, of which $400,000 was paid on January 2, 2005.

COMPENSATION PURSUANT TO STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended December 31, 2004.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                             OPTION GRANTS IN LAST FISCAL YEAR                GRANT DATE
                                                     INDIVIDUAL GRANTS                          VALUE
-----------------------------------------------------------------------------------------------------------------
                                    NUMBER OF
                                    SECURITIES
                                    UNDERLYING     % OF TOTAL
                                     OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION      GRANT DATE
                 NAME               GRANTED(1)    TO EMPLOYEES     PRICE(2)      DATE      PRESENT VALUE(3)
-----------------------------------------------------------------------------------------------------------------
     Thomas F. Prisby                 25,000          13.8%         $14.64     4/7/2014        $81,750
-----------------------------------------------------------------------------------------------------------------
     Charles V. Cole                  15,000           8.3%         $14.64     4/7/2014        $49,050
-----------------------------------------------------------------------------------------------------------------
     Thomas L. Darovic                17,500           9.7%         $14.64     4/7/2014        $57,225
-----------------------------------------------------------------------------------------------------------------
     Zoran Koricanac                  15,000           8.3%         $14.64     4/7/2014        $49,050
-----------------------------------------------------------------------------------------------------------------
     Jeffrey C. Stur                   6,000           3.3%         $14.64     4/7/2014        $19,620
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) In all cases, the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated to be $3.27 per option using the Black-Scholes Pricing Model. Under this analysis, the risk-free interest rate was assumed to be 3.9% the expected volatility to be 27.4%, the expected dividend yield to be 3.3%, and the expected life of the options to be 6 years.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2004 and options held by the named executive officers at December 31, 2004.

-------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------
                       NUMBER OF SHARES         VALUE           NUMBER OF UNEXERCISED OPTIONS
                         ACQUIRED UPON        REALIZED                   AT YEAR END
                          EXERCISE OF           UPON        -------------------------------------
        NAME                OPTIONS          EXERCISE(1)       EXERCISABLE       UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby       5,000              $24,700              249,000            86,000
-------------------------------------------------------------------------------------------------
  Charles V. Cole          --                  --                  3,000            27,000
-------------------------------------------------------------------------------------------------
  Thomas L. Darovic        --                  --                 11,000            41,500
-------------------------------------------------------------------------------------------------
  Zoran Koricanac          --                  --                  2,000            23,000
-------------------------------------------------------------------------------------------------
  Jeffrey C. Stur          --                  --                 39,000            22,000
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

---------------------  -------------------------------------
        -------------  --------------------------------------------------------------------------------
                         VALUE OF UNEXERCISED IN-THE-MONEY
                              OPTIONS AT YEAR END(2)
                          ------------------------------
        NAME              EXERCISABLE       UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby        $1,023,130           $99,870
-------------------------------------------------------------------------------------------------
  Charles V. Cole                 --                --
-------------------------------------------------------------------------------------------------
  Thomas L. Darovic       $    6,580           $11,970
-------------------------------------------------------------------------------------------------
  Zoran Koricanac         $      340           $ 1,360
-------------------------------------------------------------------------------------------------
  Jeffrey C. Stur         $  150,310           $22,490
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

---------------

(1) Based on per share market price on date of exercise.

(2) Based on a per share market price of $14.27 at December 31, 2004.

EMPLOYMENT AGREEMENTS

     In 2003, the Company and the Bank ("Employers") entered into new employment agreements with each of Messrs. Thomas Prisby, Cole and Darovic ("Executives"). The agreement with Mr. Thomas Prisby superseded his existing employment agreement. The Employers agreed to employ Mr. Thomas Prisby for a term of three years and Messrs. Darovic and Cole, each for a term of one year, in each case, in their current respective positions. The terms of the agreements with the Executives are at their current salary levels. The employment agreements are reviewed annually by the Employer's respective Board of Directors. The term of each of the Executives' employment agreement with the Company is extended daily for a successive additional one-day period unless the Company provides notice, not less than 60 days prior to such date of its intent, not to extend the employment term; however, the term of each Executive's agreement with the Bank may only be extended by the Bank one time per year for an additional year.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount. In the case of Mr. Thomas Prisby, the cash severance amount would be equal to three times his average annual compensation, as defined. The agreements also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code and such payments will cause the Executive to incur an excise tax under the Code, the Company shall pay the Executive an amount such that after the payment of all federal, state and local income taxes and any additional excise tax, the Executive will be fully reimbursed for the amount of such excise tax. In the case of Messrs. Darovic and Cole, the cash severance amount would be equal to 100% of the salary and bonus they received for the previous year.

     In December 2004, the Company and the Bank each entered into an agreement with Mr. Koricanac. The two agreements with Mr. Koricanac do not have a specified term and are not intended to be construed as a contract for employment for a specific term except upon the occurrence of a "Trigger Event," which is defined in the agreements as the execution of a definitive agreement which is intended to result in a "Change in Control" (as defined in the agreement) of the Company and which has been publicly announced on a Form 8-K by the Company (the "Trigger Date"), the term of the agreements become one year. The term of the agreement with the Company will be extended daily by a period of one day starting on the Trigger Date unless the Company provides notice, not less than 60 days prior to such date of its intent, not to extend the employment term whereas the term of the Executive's agreement with the Bank may be extended by the Bank each year for an additional year upon the anniversary of the Trigger Date unless the Bank provides written notice not less than 60 days prior to the end of the term.

     Each of Mr. Koricanac's agreements is terminable with or without cause by the Employers. The Executive has no right to compensation or other benefits pursuant to the agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the agreement by the Employers, which breach is not cured or (ii) the agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a "Change in Control" of the Company, as defined, the Executive will be entitled to a cash severance amount equal to 100% of the salary and cash bonus he earned for the previous year.

     A Change in Control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or Bank may determine to enter into similar employment agreements with other officers of the Company and/or Bank in the future.

     Mr. James Prisby resigned from his position as President and Chief Operating Officer, as well as a member of the Board of Directors of the Company and Bank effective August 20, 2004. The Company and the Bank entered into a Severance Agreement and Release, dated August 20, 2004, with Mr. James Prisby (the "Severance Agreement"). Under the terms of the Severance Agreement, Mr. James Prisby released the Company and the Bank from all liability arising from his employment, including under the terms of his employment agreements with the Company and the Bank in return for cash severance payments aggregating $1.0 million and certain vested rights under Company benefit plans.

DIRECTORS' COMPENSATION

     Members of the Board do not receive an annual retainer. Members of the Company's Board of Directors receive $500 per Board meeting attended. Members of the Bank's Board of Directors receive $1,700 per Board meeting attended. Board members also receive $450 per Compensation Committee meeting attended and the Chairman receives an additional $100 per meeting attended; $200 per Executive Committee meeting attended; $500 per Audit Committee meeting attended and the appointed Chairman being paid an additional $200; and $200 per Nominating Committee meeting attended. Members of the Board are also compensated for transportation costs to attend Board meetings. Members may also receive fees of $125 per hour for attending study sessions related to their Board activities. Messrs. Thomas Prisby and Cole were not compensated for attending Company or Bank Board meetings (as applicable), or for attending Company or Bank Committee meetings. Board fees are subject to periodic adjustment by the Board of Directors. There were two meetings of the Executive Committee in 2004.

     All members of the Company's Board of Directors also serve as members of the Bank's Board of Directors. Mr. John Stephens was elected to the Bank's Advisory Board following his retirement from the Bank and the Company in January 2004 and also serves on the Bank's Loan Committee.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan ("Retirement Plan") for eligible employees. All salaried employees age 21 or older who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Retirement Plan trustee.

     The Retirement Plan benefits were frozen effective March 1, 2003. Although no further benefits will accrue while the freeze remains in place, the freeze does not reduce the benefits accrued to that date.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                           YEARS OF SERVICE (1)(2)
                                               -----------------------------------------------
REMUNERATION                                     15        20        25        30        35
------------                                   -------   -------   -------   -------   -------
$ 80,000.....................................  $18,000   $24,000   $30,000   $36,000   $42,000
 100,000.....................................   22,500    30,000    37,500    45,000    52,500
 120,000.....................................   27,000    36,000    45,000    54,000    63,000
 140,000.....................................   31,500    42,000    52,500    63,000    73,500
 160,000.....................................   36,000    48,000    60,000    72,000    84,000
 180,000.....................................   40,500    54,000    67,500    81,000    94,500
 200,000.....................................   45,000    60,000    75,000    90,000   105,000

---------------

(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits. There are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on July 1, 2004, the average final compensation used to compute benefits under the Retirement Plan did not exceed $172,000 in accordance with the Code (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation were provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on July 1, 2004, the maximum annual benefit payable under the Retirement Plan $200,000 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 2004, the end of the plan year, for each of the executive officers named in the Summary Compensation Table. Messrs. Cole, Darovic and Koricanac are not participants in the defined benefit plan.

                                                               YEARS OF       AVERAGE ANNUAL
                                                           CREDITED SERVICE    EARNINGS(1)
                                                           ----------------   --------------
Thomas F. Prisby.........................................         19             $172,000
Jeffrey C. Stur..........................................         29             $121,051

---------------

(1) Reflects effect of limitation of the amount of compensation that may be used in calculating benefits under the provisions of the Code.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Company has a supplemental executive retirement plan to provide for supplemental benefits to certain employees whose benefits under the ESOP are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits equal the amount of additional benefits the participants would receive if there were no income limitations imposed by the Internal Revenue Code. From time to time, the

Bank's Board of Directors will designate which employees may participate in these additional supplemental executive retirement plans. The Company has established grantor trusts with an independent financial institution in connection with the plans to satisfy its obligations under the plans. The assets of the grantor trusts are subject to the claims of the Company's general creditors in the event of insolvency. The grantor trustee must invest substantially all their assets in the Company's common stock.

     Currently trusts are in place for Messrs. Thomas Prisby and James Prisby, as well as for Ms. Abbott. There were no payments or contributions made for fiscal 2004 with respect to the Retirement Plan. Contributions to the ESOP SERP may be made on behalf of Mr. Thomas Prisby for fiscal 2004; however, the amount of his individual contribution had not been determined in time for inclusion in this Proxy Statement.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Section 402 of the Sarbanes-Oxley Act of 2002, which became law on July 30, 2003, amended Section 13 of the Securities Exchange Act of 1934 to prohibit public companies from making or arranging many types of personal loans, directly or indirectly, to their directors and executive officers. Section 402, however, exempts loans made or maintained by FDIC-insured banks and thrifts if the loans are otherwise permitted under existing insider-lending restrictions applicable to banks.

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees, as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution, (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and (iii) does not involve more than the normal risk of repayment or present other unfavorable features.

     The Company is unaware of any related party transactions other than loans described above.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Company's Common Stock, the Standard & Poor's 500 Index ("S&P 500") and the Nasdaq Bank Index from the close of trading on December 31, 1999, to the close of trading on December 31, 2004.

                            TOTAL RETURN PERFORMANCE

                                  [LINE GRAPH]

-------------------------------------------------------------------------------------------------------------------------
             Index                 12/31/99       12/31/00       12/31/01       12/31/02       12/31/03       12/31/04
-------------------------------------------------------------------------------------------------------------------------
 CFS Bancorp, Inc.                  100.00         119.36         165.05         169.11         180.42         179.45
-------------------------------------------------------------------------------------------------------------------------
 S&P 500                            100.00          90.90          80.09          62.39          80.29          89.02
-------------------------------------------------------------------------------------------------------------------------
 Nasdaq Bank Index                  100.00         117.74         132.50         141.71         188.54         214.31
-------------------------------------------------------------------------------------------------------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                      OWNERSHIP AS OF       PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                MARCH 4, 2005(1)+    COMMON STOCK(2)
-----------------------------                                -----------------    ---------------
CFS Bancorp, Inc. .........................................      1,248,523(3)           10.1%
Employee Stock Ownership Plan Trust
c/o First Banker's Trust Company

Dimensional Fund Advisors, Inc. ...........................        769,506               6.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Directors and Director Nominees:

Sally A. Abbott............................................         43,502(4)(5)           *
Gregory W. Blaine..........................................         42,150(6)              *
Thomas J. Burns............................................         37,817(7)              *
Gene Diamond...............................................         62,237(8)              *
Frank D. Lester............................................         17,000(9)              *
Thomas F. Prisby...........................................        455,950(4)(10)        3.6%
Robert R. Ross.............................................          5,273(11)
Joyce M. Simon.............................................          3,400(12)
Charles R. Webb............................................         12,900(13)             *

Other Named Executive Officers:

Charles V. Cole............................................          6,000(14)
Thomas L. Darovic..........................................         23,630(15)             *
Zoran Koricanac............................................          5,000(16)
Jeffrey C. Stur............................................         87,250(17)             *

All directors, director nominees and executive officers of
  the Company as a group (thirteen persons)................        802,109(18)           6.3%

---------------

  + Figures are estimated in Preliminary Proxy Statement based upon information known as of the filing date thereof.

  *  Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                         (Footnotes continued on following page)

 (2) Percentages are calculated on the basis of the amount of outstanding shares plus all options exercisable within 60 days of the Voting Record Date for each individual and for all directors and executive officers as a group.

 (3) The Employee Stock Ownership Plan Trust exists by virtues of an agreement between the Company and First Banker's Trust Company, who act as trustee of the ESOP ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. As of December 31, 2004, 652,576 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

 (4) Includes with respect to Ms. Abbott and Mr. Thomas Prisby 10,662 and 61,151 shares, respectively, held by trusts established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Mr. Prisby each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (5) Includes 18,600 shares subject to stock options exercisable within 60 days of the Voting Record Date and 14,240 shares held in an individual retirement plan for Ms. Abbott.

 (6) Includes 18,600 shares subject to stock options exercisable within 60 days of the Voting Record Date and 50 shares held by Mr. Blaine's children living at his home.

 (7) Includes 18,600 shares subject to stock options exercisable within 60 days of the Voting Record Date and 2,217 shares held in an individual retirement plan for Mr. Burns, and 1,000 shares owned by Mr. Burns' spouse.

 (8) Includes 42,000 shares held jointly with Mr. Diamond's spouse, 18,600 shares subject to stock options exercisable within 60 days of the Voting Record Date, 1,237 shares held in an individual retirement plan for Mr. Diamond and 3,000 shares in a private foundation established by Mr. Diamond. Mr. Diamond disclaims beneficial ownership of the shares owned by the private foundation.

 (9) Includes 12,000 shares subject to stock options exercisable within 60 days of the Voting Record Date and 3,200 shares held in the Recognition Plan allocated to Mr. Lester.

(10) Includes 265,380 shares subject to stock options exercisable within 60 days of the Voting Record Date, 3,725 shares held in the Recognition Plan allocated to Mr. Thomas Prisby, 14,401 shares allocated to him pursuant to the ESOP, 15,235 shares held in the Bank's 401(k) profit sharing plan, 64,150 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 7,590 shares in an individual retirement account, 27,269 shares held in a trust for Mr. Thomas Prisby's spouse, 45,400 shares owned by an adult child living with Mr. Thomas Prisby, and 2,000 shares owned by a private charitable foundation established by Mr. Thomas Prisby in 2002. Mr. Thomas Prisby disclaims beneficial ownership of the shares owned by his adult child and the private foundation.

(11) Includes 2,400 shares exercisable within 60 days of the Voting Record Date by Mr. Ross.

(12) Includes 2,400 shares exercisable within 60 days of the Voting Record Date by Ms. Simon.

(13) Includes 6,200 shares exercisable within 60 days of the Voting Record Date and 3,200 shares held in the Recognition Plan allocated to Mr. Webb, and 700 shares owned by his spouse.

(14) Includes 6,000 shares subject to stock options exercisable by Mr. Cole within 60 days of the Voting Record Date.

                                         (Footnotes continued on following page)

(15) Includes 17,500 shares subject to stock options exercisable within 60 days of the Voting Record Date, 4,000 shares held in the Recognition Plan allocated to Mr. Darovic, and 1,491 shares allocated to Mr. Darovic pursuant to the ESOP.

(16) Includes 5,000 shares subject to stock options exercisable within 60 days of the Voting Record Date by Mr. Koricanac.

(17) Includes 44,200 shares subject to stock options exercisable within 60 days of the Voting Record Date and 9,837 shares allocated to Mr. Stur pursuant to the ESOP, and 5,000 shares jointly owned with his spouse.

(18) Includes 10,125 shares held by the Recognition Plan, which may be voted by the above-named directors and executive officers pending vesting and distribution, 25,729 shares allocated to the named executive officers pursuant to the ESOP, and 435,480 shares which may be acquired by the named directors and officers upon the exercise of stock options which are currently or shall first become exercisable within 60 days of the Voting Record Date.

           PROPOSAL TO REINCORPORATE COMPANY IN THE STATE OF INDIANA

GENERAL

     On February 22, 2005, the Company's Board of Directors approved a proposal ("Reincorporation Proposal") to change the Company's state of incorporation from Delaware to Indiana. This change ("Reincorporation") will be accomplished through a merger of the Company into CFS Bancorp Indiana, Inc. ("CFS Indiana"), a wholly owned subsidiary of the Company which was recently formed as an Indiana corporation and the vehicle to effect the Reincorporation. The name of the surviving corporation following the merger will be CFS Bancorp, Inc. and references hereinafter to the Company will, where appropriate, mean the surviving corporation. The Reincorporation will be effected pursuant to the terms of an Agreement and Plan of Merger between the Company and CFS Indiana. A copy of the proposed Form of Agreement and Plan of Merger ("Merger Agreement") is attached as Appendix A to this Proxy Statement.

     As a Delaware corporation, the Company is governed by the Delaware General Corporation Law ("DGCL") and the terms of its Certificate of Incorporation ("Present Charter") and its Bylaws ("Present Bylaws"). Following the Reincorporation, the Company will be governed by the Indiana Business Corporation Law ("IBCL") and the Articles of Incorporation ("New Articles") and Bylaws, ("New Bylaws"), are attached hereto as Appendices B and C, respectively. Because there are differences between the DGCL and the IBCL and corresponding differences between the Present Charter and Present Bylaws as compared to the New Articles and New Bylaws, the Reincorporation will result in some differences in the rights of shareholders. These differences are discussed below.

PRINCIPAL REASON FOR THE REINCORPORATION

     The Company presently has its executive offices and significant operations in Indiana. As a Delaware corporation, the Company is subject to taxation in Delaware. Under Delaware's system of taxation, franchise taxes are assessed against the Company based, in part, on the number of shares authorized. This formula of taxation has resulted in increased tax costs to the Company since its initial public offering in 1998. Indiana has no comparable franchise tax system. If the Company had been an Indiana corporation, it would have saved approximately $160,000 in taxes last year. Management believes that the Reincorporation will permit the Company to realize a substantial reduction in state franchise tax expense in future years.

MANNER OF EFFECTING THE REINCORPORATION

     The following summary does not purport to be a complete description of the Reincorporation Proposal and is qualified in its entirety by reference to the Merger Agreement.

     The Reincorporation will be effected by merging the Company with and into CFS Indiana ("Merger") pursuant to the terms of the Merger Agreement. At the Effective Time (as defined in the Merger

Agreement), the separate corporate existence of the Delaware corporation will cease; CFS Indiana will succeed to all the business, properties, assets and liabilities of the Delaware corporation and its name will be changed to "CFS Bancorp, Inc." The directors, officers and employees of the Company will become the directors, officers and employees of the surviving corporation. Shares of the Delaware corporation's ("Delaware Shares") Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into an equal number of fully paid and nonassessable shares of CFS Indiana's Common Stock ("Indiana Shares"). Indiana Shares will have the same terms as the Delaware Shares, subject to the differences arising by virtue of the differences between the IBCL and the DGCL and differences between the Present Charter and Present Bylaws as compared to the New Articles and New Bylaws.

     From and after the Effective Time, each holder of a certificate representing shares of the Company's Common Stock ("Delaware Certificate") shall be deemed for all purposes to be the holder of the Indiana Shares into which the shares represented by his or her Delaware Certificate have been converted. Such certificates shall continue to represent Indiana Shares and need not be surrendered for exchange. While it is not necessary for shareholders to surrender their Delaware Certificates for certificates representing Indiana Shares, following the Effective Time each holder of a Delaware Certificate outstanding immediately prior to the Effective Time will be entitled to surrender his or her Delaware Certificate for cancellation and in exchange for a new certificate representing the same number of Indiana Shares.

     Approval of the Reincorporation Proposal will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Indiana Shares will continue to be traded without interruption on the Nasdaq Stock Market. The Company's various stock option plans, as well as prior stock option agreements between the Company and its various directors and officers, will be continued by the surviving corporation and each outstanding option issued pursuant to such plan and/or agreements will be converted into an option for Indiana Shares equal to the number of shares of the Company's Common Stock related to each such option immediately prior to the Effective Time, at the same price per share and upon the same terms and subject to the same conditions as are in effect immediately prior to the Effective Time. The Company's other employee benefit plans and arrangements will also be continued by the surviving corporation upon the same terms and subject to the same conditions.

     It is anticipated that the Merger will become effective before the end of the second quarter of 2005. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company prior to the Effective Time either before or after shareholder approval.

     Appraisal rights will not be available to holders of the Company's Common Stock in connection with the Reincorporation Proposal.

ANTITAKEOVER EFFECTS OF THE REINCORPORATION PROPOSAL

     Certain provisions of the IBCL, specifically the Constituent Interests Provision and the Control Share Acquisitions Provisions as described in "Comparison of Rights of Shareholders," below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the New Articles and New Bylaws, specifically the provisions regarding restrictions on the acquisition of stock and the supermajority vote required for certain business combinations, some of which are carried over from the Present Articles and Present Bylaws, may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Such provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit shareholder participation in such types of transactions, whether or not such transactions were favored by the majority of the shareholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or otherwise.

COMPARISON OF RIGHTS OF SHAREHOLDERS

     The DGCL differs from the IBCL in many respects. The material differences of these statutes are discussed below. Because of these statutory differences, certain changes from the Present Charter and Present

Bylaws have been made to the New Articles and New Bylaws. The material differences between the Present Charter and Present Bylaws as compared to the New Articles and New Bylaws are also discussed below.

     Capital Stock. The Reincorporation will not affect the capital stock of the Company except to the extent that the rights of shareholders will be governed by Indiana law rather than Delaware law. The number of authorized shares will remain at 100,000,000; consisting of 85,000,000 shares of Common Stock, par value $0.01 per share, and 15,000,000 shares of Preferred Stock, par value $0.01 per share.

     After the Reincorporation, holders of the Company's Common Stock will continue to be entitled to one vote per share on all matters submitted to a vote of the shareholders, including the election of directors. The holders of the Company's Common Stock will be entitled to such dividends as may be declared from time to time by the Board of Directors from funds legally available therefor, and will be entitled to receive, pro rata, all assets available for distribution to such holders upon liquidation. No shares of the Company's Common Stock have any preemptive, redemption or conversion rights, or the benefits of any sinking fund. All of the shares issued by the surviving corporation in the Reincorporation will be validly issued, fully paid and nonassessable.

     Both the DGCL and the IBCL permit the certificate or articles of incorporation to allow the board of directors to issue and fix the dividend, voting and redemption rights, liquidation preferences and other rights, privileges and restrictions of one or more series of preferred stock without further shareholder action. The Company's Preferred Stock may be issued from time to time in one or more series with such relative dividend, voting and other rights, privileges and restrictions as the Board of Directors may determine. The ability of the Board to issue Preferred Stock and determine its relative dividend, voting and other rights without further shareholder action will not be affected by the Reincorporation. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of the Company, discourage bids for the Company's Common Stock at a premium or otherwise affect the market price of the Company's Common Stock.

     Size and Classification of the Board of Directors. Section 141(b) of the DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Section 23-1-33-3 of the IBCL provides that the board of directors of an Indiana corporation must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.

     Pursuant to Section 141(d) of the DGCL, the directors may, by the certificate of incorporation, by an initial bylaw or by a bylaw adopted by a vote of the shareholders, be divided into one, two or three classes. Section 23-1-33-6 of the IBCL provides that the articles of incorporation, or, if the articles of incorporation so authorize, the bylaws, may provide for staggering the terms of directors by dividing the total number of directors into either two or three classes.

     The Company's Board of Directors is currently composed of nine members, which number may be changed by the Board of Directors, provided that the number of directors will not be less than five or more than twenty. The Board of Directors of the Company following the Reincorporation will have the same number of directors and composition as the Company's current Board of Directors. The Present Charter, the Present Bylaws, the New Articles and the New Bylaws provide for staggered terms for directors in three classes.

     Removal of Directors. Section 141(k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority shareholder vote.

     Under Section 23-1-33-8 of the IBCL, directors may be removed in any manner provided in the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, the shareholders or directors may remove one or more directors with or without cause. A director may be removed by the shareholders, if they are otherwise authorized to do so, only at a meeting called for that purpose and such purpose must be stated in the notice of the meeting. A director elected by a voting group of shareholders may be removed only by that voting group.

     The Present Charter permits directors to be removed from office only with cause and by an affirmative vote of not less than an 80% of the shareholders eligible to vote at a special meeting called for that purpose. The New Articles retain this same provision.

     Newly Created Directorships and Vacancies. Under Section 223 of the DGCL, unless the certificate of incorporation or the bylaws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. If the directors filling a vacancy on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of shareholders holding at least 10% of the outstanding voting shares, summarily order an election to fill the vacancy or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

     Under Section 23-1-33-9 of the IBCL, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by shareholders. A vacancy that will occur at a specific later date by reason of resignation of a director effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

     The Present Charter permits vacancies and newly created directorships to be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The New Articles provide that any vacancy occurring on the Board of Directors, from whatever cause, will be filled by a majority vote of the remaining directors, although less than a quorum; provided that if the vacancy or vacancies leave the board of directors with no members or the remaining directors cannot agree or determine not to fill the vacancy, the shareholders may fill such vacancy by a majority vote at a special meeting called for that purpose or at the next annual meeting of shareholders.

     The Present Bylaws provide that no person shall be eligible for nomination or election as a director who has attained or will attain age 70 in that calendar year. The New Bylaws contain the same provision.

     Quorum and Vote Required to Take Action. Section 141(b) of the DGCL provides that a majority of the total number of directors shall constitute a quorum for the transaction of business unless the certificate of incorporation or bylaws of the incorporation require a greater number. In addition, unless the certificate of incorporation provides otherwise, the bylaws may provide for a quorum of less than a majority, which in no case shall be less than one-third of the total number of directors. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present, unless the certificate of incorporation or the bylaws require the vote of a greater number.

     Under Section 23-1-34-5 of the IBCL, unless the articles of incorporation or bylaws require a greater number, a majority of the fixed or prescribed number of directors constitutes a quorum. Additionally, the articles of incorporation or bylaws may authorize a quorum of no fewer than one-third of the fixed or prescribed number of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of directors unless the articles of incorporation or bylaws provide otherwise.

     The Present Bylaws provide that a majority of the total number of directors constitutes a quorum for the transaction of business and that, unless otherwise provided by law, the certificate of incorporation, the Bylaws or any contract or agreement to which the Company is a party, the act of a majority of the directors present at any meeting at which there is quorum is the act of the Board of Directors. The New Bylaws retain this same provision.

     Limitation on Directors' Liability. Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its shareholders for damages for breach of fiduciary duty. However, this provision excludes any limitation on liability for: (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock; or (iv) any transaction from which the director derives an improper personal benefit.

     Section 23-1-35-1 of the IBCL provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with Section 23-1-35-1 and the breach or failure to perform constitutes willful misconduct or recklessness. Subject to this standard, a director who votes or assents to distributions in violation of Section 23-1-28-3 of the IBCL or the articles of incorporation is personally liable to the corporation for the amount of the illegal distribution and is entitled to contribution from the other directors who voted for or assented to such distribution and the shareholders who received the distribution.

     The Present Charter contains a provision limiting director liability as permitted by Section 102(b) of the DGCL. The New Articles contain a provision which outlines the necessary factors for compliance with Section 23-1-35-1 of the IBCL.

     Indemnification of Directors and Officers. Section 145 of the DGCL provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than certain actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; or in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil, criminal or administrative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party met the applicable standards of conduct.

     Section 23-1-37-8 and Section 23-1-37-13 of the IBCL provide that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director, officer, employee or agent of the corporation against liability incurred in the proceeding if the individual acted in good faith and reasonably believed (i) in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in the corporation's best interests and (ii) in all other cases, that the individual's conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, the individual must have had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe that it was unlawful. In addition, Section 23-1-37-9 and Section 23-1-37-13 provide that a corporation, unless limited by its articles of incorporation, must indemnify a director or officer who was wholly successful in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

     The provisions concerning indemnification in the New Articles are substantially identical to the IBCL provisions and are nonexclusive. The Present Charter provides for mandatory indemnification to the fullest extent permitted by Delaware law. The New Articles provide that the Board of Directors may approve indemnification to the fullest extent permitted by applicable law in effect at such time.

     Dividends. Subject to any restrictions in a corporation's certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to declare and pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     Section 23-1-28-1 of the IBCL allows a board of directors to make distributions to shareholders, unless otherwise provided in the articles of incorporation. However, pursuant to Section 23-1-28-3 of the IBCL, no distribution may be made if, after giving effect to the distribution the corporation would be unable to pay its debts as they become due in the ordinary course of business or the corporation's assets would be less than the sum of its liabilities plus, except as otherwise specifically allowed by the articles of incorporation, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the rights of preferential shareholders whose rights are superior to those receiving the distribution.

     Action by Shareholders through Written Consent. Under Section 228(a) of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the shareholders may be taken in the absence of a meeting, without prior written notice and without a vote. Such action may be taken by the written consent of shareholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Article 8 of the Present Charter permits shareholder action only at any duly called annual or special meeting and does not permit action by written consent of shareholders.

     Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a written consent thereto is signed by all of the shareholders entitled to vote on the action.

     Special Meetings of Shareholders. Under Section 211(d) of the DGCL, special meetings of shareholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws.

     Section 23-1-29-2 of the IBCL provides that a corporation with more than 50 shareholders must hold a special meeting of shareholders on demand of its board of directors or the person or persons specifically authorized to do so by the articles of incorporation or bylaws.

     Under the Present Bylaws, Special Meetings of the shareholders may only be called by the Board of Directors, through the affirmative vote of at least three-fourth's of directors then in office. The New Bylaws contain the same provision.

     Cumulative Voting. Both Section 214 of the DGCL and Section 23-1-30-9 of the IBCL allow a corporation to provide for cumulative voting in the certificate of incorporation or the articles of incorporation. Neither the Present Charter nor the New Articles provide for cumulative voting.

     Necessary Vote to Effect Merger (Not Involving Interested Shareholder). The DGCL requires a majority vote of the shares outstanding and entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c)) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation") (Section 252(c)). However, unless required by the certificate of incorporation, Sections 25(f) and 252(e) do not require a vote of the shareholders of a constituent corporation surviving the merger if: (i) the merger agreement does not amend that corporation's certificate of incorporation; (ii) each share of that corporation's stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger; and
(iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger.

     Section 23-1-40-3 of the IBCL requires a majority vote of the shares entitled to vote in order to effectuate a merger or share exchange. However, the vote of the shareholders of the surviving corporation on a plan of merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ from its articles before the merger; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same proportionate number of shares relative to the number of shares held by all such shareholders (except for shares of the surviving corporation received solely as a result of the shareholder's proportionate shareholdings in the other corporations party to the merger), with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

     Business Combinations Involving Interested Shareholders. Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested shareholder" for a period of three years from the date that such person became an interested shareholder unless: (i) the transaction that results in the person's becoming an interested shareholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) upon consummation of the transaction which results in the shareholder becoming an interested shareholder, the interested shareholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans; or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock, excluding shares owned by the interested shareholder, at a meeting of shareholders. Under
Section 203, an "interested shareholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is the owner of 15% or more of the outstanding voting stock of the corporation or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation or any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder. Section 203 does not apply to a corporation that so provides in an amendment to its certificate of incorporation or bylaws passed by a majority of its outstanding shares at any time. Such shareholder action does not become effective for 12 months following its adoption and would not apply to persons who were already interested shareholders at the time of the amendment.

     Sections 23-1-43-1 to 23-1-43-23 of the IBCL restrict the ability of a "resident domestic corporation" to engage in any business combination with an "interested shareholder" for five years after the interested shareholder's date of acquiring shares unless the business combination or the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the above provisions, "resident domestic corporation" means an Indiana corporation that has 100 or more shareholders. "Interested shareholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and at any time within the five-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The above provisions do not apply to corporations that so elect in its original articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested shares. Such an amendment, however, would not become effective for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date.

     The Present Charter does not exclude the Company from restrictions imposed under Section 203 of the DGCL. The New Articles elect not to be governed by
Section 23-1-42 of the IBCL. However, the Present Charter and the New Articles contain provisions that prohibits any person as defined therein to directly or indirectly acquire beneficial ownership of more than 10% of the outstanding shares of the Company except for:

(1) underwriters with a view to public resale; (2) tax-qualified benefit plans of the Company; or (3) approved in advance by the affirmative vote of two-thirds of the entire Board of Directors. For the purposes of the restrictions on acquisitions, the term "interested shareholder" does not include the CFS Bancorp, Inc. Employee Stock Ownership Plan.

     Control Share Acquisitions. Pursuant to Sections 23-1-42-1 to 23-1-42-11 of the IBCL ("Control Share Acquisition Provisions"), an acquiring person who makes a "control share acquisition" in an "issuing public corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. Unless otherwise provided in a corporation's articles of incorporation or bylaws before a control share acquisition has occurred, in the event that control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all voting power, all shareholders of the issuing corporation have dissenters' rights to receive the fair value of their shares. Under the IBCL, "control shares" means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more. "Control share acquisition" means, subject to certain exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition. "Issuing public corporation" means a corporation which is organized in Indiana, has 100 or more shareholders, has its principal place of business, its principal office or substantial assets within Indiana and has either: (i) more than 10% of its shareholders resident in Indiana; (ii) more than 10% of its shares owned by Indiana residents; or (iii) 10,000 shareholders resident in Indiana. The above provisions do not apply if, before a control share acquisition is made, the corporation's articles of incorporation or bylaws (including board adopted bylaws) provide that they do not apply.

     There is no corresponding provision under the DGCL.

     The New Articles will exclude the Company, following the Reincorporation, from the restrictions imposed by the Control Share Acquisition Provisions of the IBCL.

     Constituent Interests. Section 23-1-35-1 of the IBCL ("Constituent Interest Provision") provides that the board of directors, in discharging its duties, may consider, in its discretion, both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation's shareholders, employees, suppliers and customers and the communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. Section 23-1-35-1 specifically provides that certain judicial decisions in Delaware and other jurisdictions, which might be looked upon for guidance in interpreting Indiana law, including decisions that propose a higher or different degree of scrutiny in response to a proposed acquisition of the corporation, are inconsistent with the proper application of that section.

     There is no corresponding provision in the DGCL. The New Articles incorporate these terms.

     Procedures to Regulate Changes in Control. Section 23-1-22-4 of the IBCL provides that, in addition to any other provision authorized by any other section of the IBCL or contained in the articles of incorporation or the bylaws, a corporation may establish one or more procedures to regulate transactions that would, when consummated, result in a change of "control" of the corporation. Such a procedure may be established in the original articles of incorporation or bylaws, by an amendment to the articles of incorporation or, notwithstanding the fact that a vote of the shareholders would otherwise be required by any other provision of the IBCL or the articles of incorporation, by an amendment to the bylaws. For the purposes of Section 23-1-22-4, "control" means, for any corporation that has 100 or more shareholders, the beneficial ownership, or the direct or indirect power to direct the voting, of not less than 10% of the voting shares of a corporation's outstanding voting shares.

     There is no corresponding provision under the DGCL.

     Appraisal Rights; Dissenters Rights.  Both Section 262 of the DGCL and
Section 23-1-44-8 of the IBCL provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair value of their shares. Under Section 262 of the DGCL, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have the rights of appraisal with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders, if the shareholders receive (a) shares in the surviving corporation, (b) shares of another corporation that are publicly listed or held by more than 2,000 shareholders, (c) cash in lieu of fractional shares described in (a) and (b) of this paragraph, or (d) any combination of the above; or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger. Under Section 23-1-44-8 of the IBCL, dissenters do not have rights of appraisal with respect to shares of any class or series of stock registered on a national securities exchange or traded on the National Association of Securities Dealers, Inc. Automated Quotation System Over-the-Counter Markets-National Market Issues or a similar market or unless the articles of incorporation, bylaws or resolution of the board of directors provide that non-voting shares are entitled to dissent, if they were not entitled to vote on the corporate reorganization.

     Redeemable Shares. Section 151(b) of the DGCL provides that the certificate of incorporation or a resolution of the board of directors providing for the issuance of a class of stock may make such class of stock subject to redemption at the option of the corporation or the shareholders, or upon the happening of a specified event, as long as immediately following any such redemption the corporation has at least one share of at least one series of stock with full voting powers.

     Section 23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or convertible as specified in the articles of incorporation at the option of the corporation, the shareholder or another person or upon the occurrence of a designated event.

     Rights, Warrants or Options. Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation's board of directors subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

     Under Section 23-1-26-5 of the IBCL, a corporation, acting through its board of directors, may create or issue rights, options or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board of directors shall determine the terms upon which the rights, options or warrants are issued, their form and content and the consideration for which the shares or other securities are to be issued.

     Preemptive Rights. Under Section 102(b)(3) of the DGCL and Section 23-1-27-1 of the IBCL, absent an express provision in a corporation's certificate of incorporation or articles of incorporation, a shareholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock. Neither the Present Charter nor the New Articles provide for preemptive rights.

     Amendment of Certificate or Articles of Incorporation and Bylaws. Section 242 of the DGCL and Sections 23-1-38-7 of the IBCL permit a corporation to amend its certificate of incorporation or articles of incorporation in any respect, provided the amendment contains only provisions that would be lawful in an original certificate of incorporation or articles of incorporation filed at the time of amendment. To amend a certificate of incorporation or the articles of incorporation, the board must adopt a resolution presenting the proposed amendment. In addition, under the DGCL, a majority of the shares entitled to vote, as well as a majority of shares of each class entitled to vote, must approve the amendment to make it effective. Under the IBCL, an amendment to the articles of incorporation of an Indiana corporation generally may be adopted if the votes cast favoring the amendment exceed the votes cast opposing the amendment, except that any amendment that would create dissenters' rights must be approved by a majority of the votes entitled to be cast. Under the DGCL and the IBCL, when the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares.

When one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, the affected series may vote as a class.

     Under Section 242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation which requires a greater vote than required by law cannot be amended or repealed except by such greater vote. Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board may insert a provision allowing the board to abandon the amendment, without concurrence by shareholders, after the amendment has received shareholder approval but before its filing with the Secretary of State.

     Section 109 of the DGCL provides that the power to amend the bylaws rests with the shareholders entitled to vote, although the certificate of incorporation may confer the power to amend the bylaws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the shareholders of the power to amend the bylaws. Section 23-1-39-1 of the IBCL, on the other hand, provides that, unless the articles of incorporation provide otherwise, only the board of directors of a corporation may amend the bylaws. The New Articles do not provide otherwise.

     The Present Charter provides that the Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation, but that amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made unless it is first approved by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and is thereafter approved by the holders of at least 80% of shares entitled to vote, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. The Present Charter further provides that any amendment to the Charter recommended for adoption by at least two-thirds of the entire Board of Directors (including any vacancies) shall, to the extent the General Corporation Law of the State of Delaware requires stockholder approval of such amendment, require the affirmative vote of a majority of the shares entitled to vote, voting together as a single class, as well as such additional vote of the Preferred Stock as my be required by the provisions of any series thereof.

     The Present Bylaws provide that the Board of Directors or stockholders may adopt, alter, amend or repeal the Bylaws of the Corporation. Such action by the Board of Directors requires the affirmative vote of a majority of the directors then in office. Such action by the stockholders requires the affirmative vote of at least a majority of the shares entitled to vote on the action, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof provided, however, that the affirmative vote of at least 80% of the shares entitled to vote, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, shall be required to amend, alter, change or repeal any provision of, or adopt any provision inconsistent with Sections 2.4, 2.14, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.15 and Article VI of the Bylaws.

     Under the New Articles, the Board of Directors by a majority vote of the actual number of directors elected and qualified from time to time shall have the power, without the assent or vote of the shareholders, to make, alter, amend or repeal the Bylaws of the Corporation.

     Inspection of Books and Records. Section 220 of the DGCL entitles any shareholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation's stock ledger, a list of its shareholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a shareholder.

     Section 23-1-52-2 of the IBCL entitles any shareholder of a corporation to inspect and copy, during regular business hours, certain enumerated corporate records if the shareholder gives the corporation at least five days' advance written notice. Certain records may be inspected only if: (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity the shareholder's purpose and (iii) the records to be inspected are directly connected with the shareholder's purpose.

     Advance Notice Provisions. The Present Bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors. The Present Bylaws provide that only persons who are nominated by, or at the direction of, the Board of Directors, by any nominating committee appointed by the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Present Bylaws, for notice of shareholder nominations to be made at a meeting to be timely, such notice must be received by the Company 120 days prior to the anniversary of the previous annual meeting.

     The New Bylaws contain a similar advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of shareholders of the Company. Under the New Bylaws, the shareholders shall conduct only such business as has been properly brought before the annual meeting. To be properly brought before the annual meeting, business must be specified in the notice of the meeting given by or at the direction of the Board of Directors, otherwise brought before the meeting by or at the direction of the Board or properly brought before a meeting by a shareholder of record who is entitled to vote at the meeting and who has given timely written notice to the Secretary of the Company at the principal executive offices. The New Bylaws also provide that nominations of persons for election as directors may be made by the Board of Directors or by any shareholder of record who is entitled to vote in the election and who gives timely written notice of such shareholder's intent to make a nomination.

     Under both the Present Bylaws and the New Bylaws, a shareholder's advance notice must also contain certain additional information specified therein.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following general discussion summarizes the material U.S. federal income tax consequences of the Merger applicable to stockholders of the Company who hold their stock as a capital asset. However, it is not a complete description of all the tax consequences of the Merger. In addition, no assurance can be given that the Internal Revenue Service will agree with the analysis described below. The summary may not apply to shareholders in special situations, such as dealers or traders in securities, financial institutions, tax-exempt organizations, insurance companies, persons holding stock of the Company as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, non-U.S. persons, persons whose functional currency is not the U.S. dollar and stockholders of the Company who acquired their stock pursuant to the exercise of employee stock options or otherwise as compensation. In addition, no information is provided herein with respect to the tax consequences of the Merger under state, local or foreign laws. Consequently, each stockholder of the Company is advised to consult a tax advisor as to the specific tax consequences of the Merger to such stockholder.

     CFS Bancorp, Inc. believes that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), and that the Company and CFS Bancorp, Inc. will each be a party to the reorganization under Section 368(b) of the Code. In such case: (i) no gain or loss will be recognized by the Company or CFS Bancorp, Inc. as a result of the Merger; (ii) no gain or loss will be recognized by the shareholders of CFS Bancorp, Inc. upon the conversion of their shares in the Company into CFS Bancorp, Inc. Shares; (iii) the aggregate tax basis of such a stockholder's Indiana Shares will be the same as the aggregate tax basis of the shares of the Company deemed exchanged therefor; and (iv) the holding period of such a stockholder's Indiana Shares will include the holding period of the shares of the Company deemed exchanged therefor.

                           AUDITOR FEES AND EXPENSES

AUDIT FEES

     The aggregate amount of fees billed by Crowe Chizek and Company LLC for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 to date is $192,245. The auditor estimates an additional $10,174 in fees will be incurred in completing the audit. This amount includes fees related to the auditor's review of the Company's unaudited interim financial statements that were included in reports filed by the Company under the Exchange Act during 2004. During 2004, Ernst & Young, LLP also billed the Company $20,000 for fees related to the auditor's review of the Company's unaudited financial statements that were included in reports filed by the Company under the Exchange Act in 2004. The aggregate amount of fees billed by Ernst & Young, LLP for its audit of the Company's financial statements for the fiscal year ended December 31, 2003 was $175,000. This amount includes fees related to the auditor's review of the Company's unaudited financial statements that were included in reports filed by the Company under the Exchange Act in 2003. Crowe Chizek and Company LLC also performed services related to the attestation of management's assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Costs to date for this attestation work equal $158,681. The auditor estimates that an additional $14,000 in fees will be incurred to complete this work in 2005. All fees paid to Crowe Chizek and Company LLC have been approved by the Audit Committee.

AUDIT-RELATED FEES

     Ernst and Young, LLP performed audit-related services during the 2004 and 2003 fiscal years related to the Company's benefit plans. The fees paid to Ernst & Young, LLP were $25,000 and $24,250 for the audit of these benefit plans during 2004 and 2003.

TAX SERVICES

     The aggregate fees billed by Crowe Chizek and Company LLC for preparing federal, state and local income tax returns and for other tax-related services which include tax compliance, advice and planning during fiscal year 2004 was $9,275 with an estimated $18,500 to complete the 2004 tax return. The aggregate fees for Ernst & Young, LLP for preparing federal, state and local income tax returns and for other tax-related services which include tax compliance, advice and planning during fiscal years 2004 and 2003 was $50,935 and $58,250, respectively.

ALL OTHER FEES

     There were no other fees billed by Crowe Chizek and Company LLC or Ernst & Young, LLP during fiscal years 2004 and 2003, respectively.

PROHIBITED SERVICES

     The Company did not engage or pay any fees to its independent auditors with respect to the provision of any prohibited service, as defined under rules adopted by the SEC during fiscal 2004 or 2003. Prohibited services include bookkeeping services, financial information design and implementation, appraisal or valuation services, actuarial services, internal auditing, outsourcing agent functions, human resource services, investment banking or advisory services, legal services, and expert services unrelated to the audit.

     On May 24, 2004, the Audit Committee of the Company's Board of Directors notified Crowe Chizek and Company LLC that they had been engaged to serve as the Company's independent public accountants, and notified Ernst & Young, LLP that they had been dismissed as the Company's independent public accountants. The appointment of Crowe Chizek and Company LLC and the dismissal of Ernst & Young, LLP were effected by the Audit Committee.

     Ernst & Young, LLP performed audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002. Ernst & Young, LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2003, and from December 31, 2003 through the effective date of Ernst & Young, LLP's termination, there were no disagreements between the Company and Ernst & Young, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Ernst & Young, LLP to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2003, or through the effective date of Ernst & Young, LLP's termination.

     During the two years ended December 31, 2003 and from December 21, 2003 through engagement of Crowe Chizek and Company LLC as the Company's independent accountant, neither the Company nor anyone on its behalf consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Ernst & Young, LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young, LLP to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulations S-K promulgated by the SEC.

     Crowe Chizek and Company LLC will have one or more representatives at the Annual Meeting who will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company which is scheduled to be held in April 2006 must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, by the Corporate Secretary, no later than November 25, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before the next Annual Meeting pursuant to Section 12 of Article IV of the New Bylaws or, if the Reincorporation is not completed, Section 2.14 of the Company's Present Bylaws. Any such proposal must also be received no later than November 25, 2005.

                                 ANNUAL REPORTS

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K ACCOMPANIES THIS PROXY STATEMENT. SUCH ANNUAL REPORT IS NOT A PART OF THE PROXY SOLICITATION MATERIALS. UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR FISCAL 2004 REQUIRED TO BE FILED UNDER THE 1934 ACT. UPON REQUEST AND THE PAYMENT OF $0.10 (TEN CENTS) PER PAGE, COPIES OF ANY EXHIBIT TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL ALSO BE PROVIDED. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE COMPANY AT 707 RIDGE ROAD, MUNSTER, INDIANA 46321, ATTENTION: MONICA F. SULLIVAN, VICE PRESIDENT -- CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE VIA A LINK ON THE COMPANY'S WEBSITE (WWW.CFSBANCORP.COM).

                                 OTHER MATTERS

     The Board of Directors knows of no additional information that will be presented for consideration at the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                          By Order of the Board of Directors

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Vice President -- Corporate Secretary

March 25, 2005

                                                                      APPENDIX A
                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into
this           day of           , 2005 by and between CFS Bancorp, Inc. ("CFS
Delaware"), a Delaware corporation and CFS Bancorp Indiana, Inc. ("CFS Indiana" or the "Surviving Corporation"), an Indiana corporation.

                                  WITNESSETH:

     WHEREAS, CFS Indiana is an Indiana corporation with its principal place of business in Munster, Indiana and a wholly-owned subsidiary of CFS Delaware;

     WHEREAS, CFS Delaware is a corporation incorporated under the laws of the state of Delaware with its principal place of business in Munster, Indiana and a savings and loan holding company;

     WHEREAS, CFS Indiana and CFS Delaware desire to effect a transaction whereby CFS Delaware will merge with and into and under the Articles of Incorporation of CFS Indiana (the "Merger") and CFS Indiana will survive the Merger and shall continue its existence under the laws of the State of Indiana;

     WHEREAS, the Board of Directors of CFS Indiana has determined that it is advisable and in the best interest of CFS Indiana to engage in the transactions contemplated by this Agreement and has unanimously approved this Agreement and has recommended its approval to CFS Delaware as the sole shareholder of CFS Indiana; and

     WHEREAS, the Board of Directors of CFS Delaware has determined that it is advisable and in the best interest of CFS Delaware to engage in the transactions contemplated by this Agreement and has unanimously approved this Agreement and has recommended its approval to the shareholders of CFS Delaware.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual obligations herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CFS Indiana and CFS Delaware hereby make this Agreement and prescribe the terms and conditions of the merger of CFS Delaware with and into CFS Indiana and the mode of carrying the transaction into effect as follows:

                                   ARTICLE I

                                   THE MERGER

     Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined herein), CFS Delaware shall be merged with and into and under the Articles of Incorporation of CFS Indiana (the "Merger"). CFS Indiana shall be the surviving corporation in the Merger (the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Indiana. At the Effective Time, the separate corporate existence of CFS Delaware shall cease.

                                   ARTICLE II

                           THE SURVIVING CORPORATION

     SECTION 2.1 Name and Offices. Upon and following the Effective Time of the Merger, the name of the Surviving Corporation shall be CFS Bancorp, Inc., and the business of the Surviving Corporation shall be the same business conducted by CFS Delaware immediately prior to the Effective Time. The principal office of the Surviving Corporation shall be located at 707 Ridge Road, Munster, Indiana until such time as the Board of Directors designates otherwise.

     SECTION 2.2 Directors of the Surviving Corporation. At the Effective Time, each person who was a director of CFS Delaware immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected as a director of CFS Delaware and until his or her successor is duly elected and qualified in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

     SECTION 2.3 Officers of the Surviving Corporation. At the Effective Time, each person who was an officer of CFS Delaware immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the Bylaws thereof, as he or she held in CFS Delaware immediately prior to the Effective Time until his or her successor is duly elected and qualified in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

     SECTION 2.4  Articles of Incorporation and Bylaws.

     (a) Articles of Incorporation. The Articles of Incorporation of CFS Indiana in existence at the Effective Time shall remain the Articles of Incorporation of the Surviving Corporation following the Effective Time, until such Articles of Incorporation shall be amended or repealed as provided therein or by applicable law.

     (b) Bylaws. The Bylaws of the Surviving Corporation of CFS Indiana in existence at the Effective Time shall remain the Bylaws of the Surviving Corporation following the Effective Time, until such Bylaws shall be amended or repealed as provided therein or by applicable law.

     SECTION 2.5 Effect of the Merger. The effect of the Merger upon consummation shall be as set forth in the Indiana Business Corporation Law, as amended.

                                  ARTICLE III

                                    CAPITAL

     SECTION 3.1 Manner of Conversion of Shares. Upon and by virtue of the Merger becoming effective at the Effective Time,

          (a) Each share of common stock of CFS Delaware issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock of CFS Indiana by virtue of the Merger without any action on the part of the holder thereof; and

          (b) Each share of common stock of CFS Indiana issued and outstanding immediately prior to the Effective Time shall be redeemed, cancelled and retired and shall cease to exist by virtue of the Merger without any action on the part of the holder thereof.

     SECTION 3.2 Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of common stock of CFS Delaware ("Delaware Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of common stock of CFS Indiana into which the shares of common stock of CFS Delaware represented by such certificate immediately prior to the Effective Time have been converted pursuant to Section 3.1 hereof. The registered owner of any Delaware Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of CFS Delaware or its transfer agent immediately prior to the Effective Time, shall, until such certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of common stock of CFS Indiana into which the shares represented by any such certificate have been converted pursuant to
Section 3.1 hereof.

     SECTION 3.3 Exchange of Certificate. Each holder of a Delaware Certificate shall, upon the surrender of such certificate to the Surviving Corporation or its transfer agent for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation or its transfer agent a certificate representing the number of shares of common stock of CFS Indiana into which the shares of common stock of CFS Delaware represented by such certificate have been converted pursuant to Section 3.1 hereof.

     SECTION 3.4 Stock Options and Incentive Plans. By virtue of the Merger and without any action on the part of the holder, each right or option to purchase shares common stock of CFS Delaware granted under CFS Delaware's 1998 Stock Option Plan and 2003 Stock Option Plan (collectively, the "Plans") or otherwise as to which CFS Delaware or any of its affiliates has assumed or incurred obligations (hereinafter collectively referred to as the "Options") which is outstanding immediately prior to the Effective Time shall be converted into and become a right or option to purchase the same number of shares of common stock of CFS Indiana at the same option price per share and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Options a number of shares of stock, equal to the number of shares of common stock reserved by CFS Delaware for issuance under the Options as of the Effective Time. As of the Effective Time, CFS Indiana hereby assumes CFS Delaware's Plans and Options and all obligations of CFS Delaware under the Options and under such Plans.

     SECTION 3.5 Other Employee Benefit Plans. Upon the Effective Time, CFS Indiana will assume all obligations of CFS Delaware under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     The obligation of CFS Indiana and CFS Delaware to consummate the Merger contemplated by this Agreement is subject to the receipt of all required approvals of the stockholders of CFS Delaware and the sole shareholder of CFS Indiana and the receipt of all appropriate orders, consents, approvals and clearances from all necessary regulatory agencies and governmental authorities whose orders, consents, approvals or clearances are required by law for consummation of the Merger.

                                   ARTICLE V

                                 EFFECTIVE TIME

     Subject to the terms and upon satisfaction of all requirements of law and the conditions specified in this Agreement, the Merger shall become effective on the date and at the time specified in the Articles of Merger filed with the Indiana Secretary of State.

                                   ARTICLE VI

                                  TERMINATION

     SECTION 6.1 Manner of Termination. Notwithstanding approval of this Agreement by the stockholders of CFS Delaware and the sole shareholder of CFS Indiana, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time if the Board of Directors of CFS Indiana and CFS Delaware mutually agree in writing to terminate this Agreement.

     SECTION 6.2 Effect of Termination. Upon termination by written notice, this Agreement shall be of no further force or effect, and there shall be no further obligations or liabilities by reason of this Agreement or the termination thereof on the part of any party hereto or their respective directors, officers, employees, agents and shareholders, except for payment of their respective expenses.

                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.1 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 7.2 Notices. Any notices, request or instruction to be given hereunder to any party hereto shall be in writing and delivered by hand to the other party hereto and marked to the attention of the Chairman of the Board or President of such party.

     SECTION 7.3 Amendments; Waivers. No amendments of this Agreement shall be binding unless executed in writing by all parties hereto. Any waiver of any provision of this Agreement shall be in writing, and no waiver of any provision shall be deemed a waiver of any other provision or constitute a continuing waiver.

     SECTION 7.4 Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had ever been contained herein.

     SECTION 7.5 Governing Law. This Agreement has been executed and delivered in the State of Indiana and shall be construed and governed in accordance with the laws of the State of Indiana, without reference to the conflict or choice of law principles thereof.

     SECTION 7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.
                                     * * *

                                                                      APPENDIX B

                           ARTICLES OF INCORPORATION
                                       OF
                               CFS BANCORP, INC.

                                   ARTICLE I

                                      NAME

     The name of the Corporation is CFS Bancorp, Inc.

                                   ARTICLE II

                      RESIDENT AGENT AND PRINCIPAL OFFICE

     SECTION 2.1 Resident Agent. The name and address of the Corporation's Resident Agent for service of process is Brian L. Goins, 707 Ridge Road, Munster, Indiana 46321.

     SECTION 2.2 Principal Office. The post office address of the principal office of the Corporation is 707 Ridge Road, Munster, Indiana 46321.

                                  ARTICLE III

                               AUTHORIZED SHARES

     SECTION 3.1 Authorized Classes and Number of Shares. The total number of shares which the Corporation has authority to issue shall be 100,000,000 shares, consisting of 85,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 15,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock").

     SECTION 3.2 General Terms of All Shares. The Corporation shall have the power to acquire (by purchase, redemption, or otherwise), hold, own, pledge, sell, transfer, assign, reissue, cancel, or otherwise dispose of the shares of the Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Indiana (but such power shall not imply an obligation on the part of the owner or holder of any share to sell or otherwise transfer such share to the Corporation), including the power to purchase, redeem, or otherwise acquire the Corporation's own shares, directly or indirectly, and without pro rata treatment of the owners or holders of any class or series of shares, unless, after giving effect thereto, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (and without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the purchase, redemption, or other acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of the shares of the Corporation being purchased, redeemed, or otherwise acquired, unless otherwise expressly provided with respect to a series of Preferred Stock in the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to
Section 3.5 hereof describing the terms of such series). Shares of the Corporation purchased, redeemed, or otherwise acquired by it shall constitute authorized but unissued shares, unless prior to any such purchase, redemption, or other acquisition, or within thirty (30) days thereafter, the Board of Directors adopts a resolution providing that such shares constitute authorized and issued but not outstanding shares.

     The Board of Directors of the Corporation may dispose of, issue, and sell shares in accordance with, and in such amounts as may be permitted by, the laws of the State of Indiana and the provisions of these Articles of Incorporation and for such consideration, at such price or prices, at such time or times and upon such terms and conditions (including the privilege of selectively repurchasing the same) as the Board of Directors of the Corporation shall determine, without the authorization or approval by any shareholders of the Corporation.

Shares may be disposed of, issued, and sold to such persons, firms, or corporations as the Board of Directors may determine.

     The Corporation shall have the power to declare and pay dividends or other distributions upon the issued and outstanding shares of the Corporation, subject to the limitation that a dividend or other distribution may not be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (and without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the dividend or other distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of shares receiving the dividend or other distribution, unless otherwise expressly provided with respect to a series of Preferred Stock in the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to Section 3.5 hereof describing the terms of such series). Except as otherwise provided in Section 3.4, the Corporation shall have the power to issue shares of one class or series as a share dividend or other distribution in respect of that class or series or one or more other classes or series.

     SECTION 3.3  Voting Rights of Shares.

     (a) Common Stock. Except as otherwise provided by the Indiana Business Corporation Law (the "Corporation Law") and subject to such shareholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of its Board of Directors establish, shares of Common Stock have unlimited voting rights. Shares of Common Stock shall, when validly issued by the Corporation, entitle the holder thereof to one
(1) vote per share on all matters submitted to a vote of the shareholders of the Corporation. Shares of Common Stock shall not have cumulative voting rights.

     (b) Preferred Stock. Except as required by the Corporation Law or by the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to Section 3.5 hereof describing the terms of the Preferred Stock or a series thereof, the holders of Preferred Stock shall have no voting rights or powers. Shares of Preferred Stock shall, when validly issued by the Corporation, entitle the record holder thereof to vote as and on such matters, but only as and on such matters, as the holders thereof are entitled to vote under the Corporation Law or under the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to Section 3.5 hereof describing the terms of the Preferred Stock or a series thereof (which provisions may provide for special, conditional, limited, or unlimited voting rights, including multiple or fractional votes per share, or for no right to vote, except to the extent required by the Corporation Law) and subject to such shareholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of the Board of Directors establish.

     SECTION 3.4  Other Terms of Common Stock.

     (a) Distributions.

          (1) Shares of Common Stock shall be equal in every respect insofar as their relationship to the Corporation is concerned, but such equality of rights shall not imply equality of treatment as to redemption or other acquisition of shares by the Corporation.

          (2) Subject to the rights of the holders of any outstanding Preferred Stock issued under Section 3.5 hereof, the holders of Common Stock shall be entitled to share ratably in such dividends or other distributions (other than purchases, redemptions, or other acquisitions of shares by the Corporation), if any, as are declared and paid from time to time at the discretion of the Board of Directors.

          (3) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, after payment shall have been made to the holders of the Preferred Stock of the full amount to which they shall be entitled under this Article III, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock of any and all series, to share, ratably according to the number of shares held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

     SECTION 3.5  Other Terms of Preferred Stock.

     (a) Preferred Stock may be issued from time to time in one or more series, each such series to have such distinctive designation and such preferences, limitations, and relative voting and other rights as shall be set forth in these Articles of Incorporation. Subject to the requirements of the Corporation Law and subject to all other provisions of these Articles of Incorporation, the Board of Directors of the Corporation may create one or more series of Preferred Stock and may determine the preferences, limitations, and relative voting and other rights of one or more series of Preferred Stock before the issuance of any shares of that series by the adoption of an amendment to these Articles of Incorporation that specifies the terms of the series of Preferred Stock. All shares of a series of Preferred Stock must have preferences, limitations, and relative voting and other rights identical with those of other shares of the same series and, if the description of the series set forth in these Articles of Incorporation so provides, no series of Preferred Stock need have preferences, limitations, or relative voting or other rights identical with those of any other series of Preferred Stock.

     Before issuing any shares of a series of Preferred Stock, the Board of Directors shall adopt an amendment to these Articles of Incorporation, which shall be effective without any shareholder approval or other action, that sets forth the preferences, limitations, and relative voting and other rights of the series, and authority is hereby expressly vested in the Board of Directors, by such amendment:

          (1) To fix the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          (2) To fix the voting rights of such series, which may consist of special, conditional, limited, or unlimited voting rights, including multiple or fractional votes per share, or no right to vote (except to the extent required by the Corporation Law);

          (3) To fix the dividend or distribution rights of such series and the manner of calculating the amount and time for payment of dividends or distributions, including, but not limited to:

             (A) the dividend rate, if any, of such series;

             (B) any limitations, restrictions, or conditions on the payment of dividends or other distributions, including whether dividends or other distributions shall be noncumulative or cumulative or partially cumulative and, if so, from which date or dates;

             (C) the relative rights of priority, if any, of payment of dividends or other distributions on shares of that series in relation to Common Stock and shares of any other series of Preferred Stock; and

             (D) the form of dividends or other distributions, which may be payable at the option of the Corporation, the shareholder, or another person (and in such case to prescribe the terms and conditions of exercising such option), or upon the occurrence of a designated event in cash, indebtedness, stock or other securities or other property, or in any combination thereof, and to make provisions, in the case of dividends or other distributions payable in stock or other securities, for adjustment of the dividend or distribution rate in such events as the Board of Directors shall determine;

          (4) To fix the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed or converted, which may be

             (A) at the option of the Corporation, the shareholder, or another person or upon the occurrence of a designated event;

             (B) for cash, indebtedness, securities, or other property or any combination thereof; and

             (C) in a designated amount or in an amount determined in accordance with a designated formula or by reference to extrinsic data or events;

          (5) To fix the amount or amounts payable upon the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation and the relative rights of priority, if any, of payment upon shares of such series in relation to Common Stock and shares of any other series of special shares; and to determine whether or not any such preferential rights upon dissolution need be considered in determining whether or not the Corporation may make dividends, repurchases, or other distributions;

          (6) To determine whether or not the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of such series and, if so entitled, the amount of such fund and the manner of its application;

          (7) To determine whether or not the issue of any additional shares of such series or of any other series in addition to such series shall be subject to restrictions in addition to restrictions, if any, on the issue of additional shares imposed in the provisions of these Articles of Incorporation fixing the terms of any outstanding series of Preferred Stock theretofore issued pursuant to this Section 3.5 and, if subject to additional restrictions, the extent of such additional restrictions; and

          (8) Generally to fix the other preferences or rights, and any qualifications, limitations, or restrictions of such preferences or rights, of such series to the full extent permitted by the Corporation Law; provided, however, that no such preferences, rights, qualifications, limitations, or restrictions shall be in conflict with these Articles of Incorporation or any amendment hereof.

     (b) Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible, have been converted into shares of the Corporation of any other class or series, may be reissued as a part of such series or of any other series of Preferred Stock, subject to such limitations (if any) as may be fixed by the Board of Directors with respect to such series of Preferred Stock in accordance with subsection (a) of this Section 3.5.

     SECTION 3.6 Preemptive Rights. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

                                   ARTICLE IV

                                   DIRECTORS

     SECTION 4.1 Number of Directors. The number of directors shall be set by the Bylaws of the Corporation.

     SECTION 4.2 Removal of Directors. Any director may be removed from office with cause by the affirmative vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote on election of directors at a meeting of shareholders called for that purpose. Cause for such removal shall be construed to exist only if:

          1. The director whose removal is proposed has been either declared incompetent by an order of a court, convicted, or where a director has been granted immunity to testify where another has been convicted, of a felony by court of competent jurisdiction and such conviction is no longer subject to direct appeal; or

          2. Such director has been adjudicated by court of competent jurisdiction, which adjudication is no longer subject to appeal, to be have acted willfully or recklessly in the performance of his or her duties as a director of the Corporation.

     At least thirty (30) days prior to such meeting of stockholders, written notice shall be sent to the director whose removal will be considered at the meeting. Such removal must be brought within one (1) year of the time within which such conviction or adjudication is no longer subject to direct appeal.

     SECTION 4.3 Terms of Directors. The Board of Directors shall be divided into three classes, designated as Class 1, Class 2, and Class 3, as nearly equal in number as possible, with the term of office of one class expiring each year. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible.

     The initial term of office of directors of Class 1 shall expire at the first Annual Meeting of Shareholders after the effective date of these Articles of Incorporation, but not until their successors shall be elected and qualified, that of Class 2 shall expire at the second Annual Meeting of Shareholders after the effective date of these Articles of Incorporation, but not until their successors shall be elected and qualified, and that of Class 3 shall expire at the third Annual Meeting of Shareholders after the effective date of these Articles of Incorporation, but not until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be elected and qualified.

                                   ARTICLE V

                                INCORPORATOR(S)

     The name and post office address of the incorporator of the Corporation is:

                                            NUMBER AND STREET OR
NAME                                              BUILDING             CITY        STATE     ZIP
----                                        --------------------   ------------   -------   -----
Larry C. Tomlin...........................   One Indiana Square    Indianapolis   Indiana   46204

                                   ARTICLE VI

                     PROVISIONS FOR REGULATION OF BUSINESS
                     AND CONDUCT OF AFFAIRS OF CORPORATION

     SECTION 6.1 Bylaws of the Corporation. The Board of Directors by a majority vote of the actual number of directors elected and qualified from time to time shall have the power, without the assent or vote of the shareholders, to make, alter, amend or repeal the Bylaws of the Corporation.

     SECTION 6.2  Indemnification of Directors and Officers.

     (a) Definitions. For purposes of this Section, the following terms shall have the following meanings:

          (1) "Liabilities" and "Expenses" shall mean monetary obligations incurred by or on behalf of a director or officer in connection with the investigation, defense or appeal of a Proceeding or in satisfying a claim thereunder and shall include, but shall not be limited to, attorneys' fees, paralegal fees, court costs, filing fees, fees and costs incurred in arbitration, mediation or other forms of alternative dispute resolution, costs of investigations, experts (including, without limitation, accounting, criminal and forensic experts) and disbursements, amounts of judgments, fines or penalties, excise taxes assessed with respect to an employee benefit plan, and amounts paid in settlement by or on behalf of a director or officer.

          (2) "Other Enterprise" shall mean any corporation, partnership, limited liability company, limited liability partnership, joint venture, trust, employee benefit plan or other enterprise, whether for profit or not, for which a director or officer is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee, manager, member or agent. The phrase "at the request of the Corporation" shall include a request made by resolution of the Board of Directors or by action of any corporate officer to any director or other officer of the Corporation.

          (3) "Proceeding" shall mean any claim, action, suit or proceeding (whether brought against, by or in the right of the Corporation or Other Enterprise or otherwise), civil, criminal, administrative or investigative, whether formal or informal, including arbitration, mediation or other forms of alternative dispute resolution and whether actual or threatened or in connection with an appeal relating thereto, in which a director or officer may become involved, as a party or otherwise, (i) by reason of his being or having been a director or officer of the Corporation (and, if applicable, an officer, employee or agent of the Corporation) or a director, officer, partner, trustee, employee, manager, member, or agent of an Other Enterprise or arising out of his status as such, or (ii) by reason of any past or future action taken or not taken by a director or officer in any such capacity, whether or not he continues to be such at the time he incurs Liabilities and Expenses under the Proceeding.

          (4) "Standard of Conduct" shall mean that a director or officer, based on facts then known to the director or officer, discharged the duties as a director or officer, including duties as a member of a committee, in good faith in what he reasonably believed to be in or not opposed to the best interests of the Corporation or Other Enterprise, as the case may be, and, in addition, in any criminal Proceeding had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding, by judgment, order, settlement (whether with or without court approval) or conviction or upon a plea of guilty, shall not create a presumption that the director or officer did not meet the Standard of Conduct. The termination of any Proceeding by a consent decree or upon a plea of nolo contendere, or its equivalent, shall create the presumption that the director or officer met the Standard of Conduct.

     (b) Indemnification. If a director or officer is made a party to or threatened to be made a party to, or is involved as witness or otherwise in any Proceeding, the Corporation shall indemnify the director or officer against Liabilities and Expenses incurred by him in connection with such Proceeding in the following circumstances:

          (1) If a director or officer has been wholly successful on the merits or otherwise with respect to any such Proceeding, he shall be entitled to indemnification for Liabilities and Expenses as a matter of right. If a Proceeding is terminated against the director or officer by consent decree or upon a plea of nolo contendere, or its equivalent, the director or officer shall not be deemed to have been "wholly successful" with respect to such Proceeding.

          (2) In all other situations, a director or officer shall be entitled to indemnification for Liabilities and Expenses as a matter of right unless
     (i) the director or officer has breached or failed to perform his duties, or conduct his relationship, with respect to the Corporation or Other Enterprise as a director or officer in compliance with the Standard of Conduct and (ii) with respect to any action or failure to act by the director or officer which is at issue in such Proceeding, such action or failure to act constituted willful misconduct or recklessness. To be entitled to indemnification pursuant to this Subparagraph b(2), the director or officer must notify the Corporation of the commencement of the Proceeding in accordance with Paragraph (e) and request indemnification. A review of the request for indemnification and the facts and circumstances underlying the Proceeding shall be made in accordance with one of the procedures described below; and the director or officer shall be entitled to indemnification as a matter of right unless, in accordance with such procedure, it is determined beyond a reasonable doubt that (i) the director or officer breached or failed to perform the duties of the office in compliance with the Standard of Conduct, and (ii) the breach or failure to perform constituted willful misconduct or recklessness. Any one of the following procedures may be used to make the review and determination of a director's or officer's request for indemnification under this Subparagraph b(2):

             (A) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to, or who have been wholly successful with respect to, such Proceeding;

             (B) if a quorum cannot be obtained under (A) above, by a majority vote of a committee duly designated by the Board of Directors (in the designation of which, directors who are parties to such Proceeding may participate), consisting solely of two or more directors who are not parties to, or who have been wholly successful with respect to, such Proceeding;

             (C) by independent legal counsel selected by a majority vote of the full Board of Directors (in which selection, directors who are parties to such Proceeding may participate) and which may be outside counsel regularly employed by the Corporation;

             (D) by a committee consisting of three (3) or more disinterested persons selected by a majority vote of the full Board of Directors (in which selection, directors who are parties to such Proceeding may participate).

        Any determination made in accordance with the above procedures shall be binding on the Corporation and the director or officer.

          (3) If several claims, issues or matters of action are involved, a director or officer may be entitled to indemnification as to some matters even though he is not entitled to indemnification as to other matters.

          (4) The indemnification herein provided shall be applicable to Proceedings made or commenced after the adoption of this Section, whether arising from acts or omissions to act which occurred before or after the adoption of this Section.

     (c) Prepaid Liabilities and Expenses. The Liabilities and Expenses which are incurred or are payable by a director or officer in connection with any Proceeding may be paid by the Corporation in advance, promptly after submission of proper evidence thereof to the Corporation, with the understanding and agreement between such director or officer and the Corporation, that, in the event it shall ultimately be determined as provided herein that the director or officer was not entitled to be indemnified, or was not entitled to be fully indemnified, the director or officer shall repay to the Corporation such amount, or the appropriate portion thereof, so paid or advanced.

     (d) Exceptions to Indemnification. Notwithstanding any other provisions of this Section to the contrary, the Corporation shall not indemnify a director or officer:

          (1) for any Liabilities or Expenses incurred in a suit against a director or officer for an accounting of profits allegedly made from the purchase or sale of securities of the Corporation brought pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and any amendments thereto or the provisions of any similar federal, state or local statutory law;

          (2) for any Liabilities and Expenses for which payment is actually made to or on behalf of a director or officer under any valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance policy or policies; or

          (3) for any Liabilities or Expenses incurred in a suit or claim against the director or officer arising out of or based upon actions attributable to the director or officer in which the director or officer gained any personal profit or advantage to which he was not legally entitled.

     (e) Notification and Defense of Proceeding. Promptly after receipt by a director or officer of notice of the commencement of any Proceeding, the director or officer will, if a request for indemnification in respect thereof is to be made against the Corporation under this Section, notify the Corporation of the commencement thereof; but the failure to so notify the Corporation will not relieve it from any obligation which it may have to the director or officer under this Section or otherwise. With respect to any such Proceeding as to which the director or officer notifies the Corporation of the commencement thereof:

          (1) the Corporation will be entitled to participate therein at its own expense; and

          (2) except as otherwise provided below, to the extent that it may so desire, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the director or officer. After notice from the Corporation to the director or officer of its election to assume the defense of the director or officer in the Proceeding, the Corporation will not be liable to the director or officer under this Section for any legal or other Expenses subsequently incurred by the director or officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The director or officer shall have the right to employ counsel in such Proceeding, but the Expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the director or officer unless:

             (A) the employment of counsel by the director or officer has been authorized by the Corporation;

             (B) the director or officer shall have reasonably concluded that there may be a conflict of interest between the Corporation and the director or officer in the conduct of the defense of such Proceeding; or

             (C) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding;

     in each of which cases the Expenses of counsel employed by the director or officer shall be paid by the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Corporation or as to which the director or officer shall have made the conclusion provided for in (B) above; and

          (3) The Corporation shall not be liable to indemnify a director or officer under this Section for any amounts paid in settlement of any Proceeding without the Corporation's prior written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on a director or officer without the director or officer's prior written consent. Neither the Corporation nor a director or officer will unreasonably withhold its or his consent to any proposed settlement.

     (f) Enforcement. Any indemnification under the Section shall be made promptly upon the director or officer being wholly successful on the merits or otherwise with respect to any Proceeding or upon the determination in accordance with subparagraph 2(b) of this Section that the director or officer is entitled to indemnification. Any advancement of Expenses under this Section shall be made promptly after receipt by the Corporation of a written request from the person seeking advancement of Expenses including such person's undertaking to repay all amounts so advanced (as required by subparagraph 3 of this Section). Any right of a director or officer to indemnification or advancement of Expenses as granted by this Section may be enforceable by such director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within thirty (30) days after receipt by the Corporation of request therefor.

     (g) Other Rights and Remedies. The rights of indemnification provided under this Section are not exhaustive and shall be in addition to any rights to which a director or officer may otherwise be entitled by contract or as a matter of law. Irrespective of the provisions of this Section, the Corporation may, at any time and from time to time, indemnify directors, officers, employees and other persons to the full extent permitted by the provisions of the Indiana Business Corporation Law, or any successor law, as then in effect, whether with regard to past or future matters.

     (h) Continuation of Indemnity. All obligations of the Corporation under this Section shall survive the termination of a director's or officer's service in any capacity covered by this Section.

     (i) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is was or has agreed to become a director or officer or any person who is or was serving or has agreed to serve at the request of the Corporation as a director, officer, partner, trustee or agent of an Other Enterprise against any liability asserted against such person and incurred by such person in any capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of applicable statutes, this Section or otherwise.

     (j) Contractual Rights and Applicability. It is the intent of the subparagraph to empower the Corporation to provide indemnification and advancement of Expenses to the fullest extent allowed by law. Except as otherwise expressly provided herein, indemnification shall be provided without regard to the legal or equitable theory of the Proceeding, including but not limited to criminal claims, conspiracy claims, joint, several, comparative or sole negligence, breach of contract or warranty, strict liability, breach of fiduciary duty, mismanagement, corporate waste, or violation of federal or state securities law or any other law, regulation or policy. The right to be indemnified or be reimbursed or advanced Expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions thereof were set forth in a separate written contract between the person and the Corporation, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto, and (iv) shall inure to the benefit of the heirs and personal representatives of any present or former director, or officer.

     If any portion of this Section shall be invalidated on any ground by any court of competent jurisdiction, or in any arbitration proceeding, then the Corporation shall nevertheless indemnify each person entitled to indemnification or advancement of Expenses under this Section as to all Liabilities and Expenses actually and reasonably incurred or suffered by such person and for which indemnification is available to such person pursuant to this Section to the full extent permitted by any applicable portion of this Section that shall not have been invalidated and to the fullest extent permitted by applicable law.

     (k) Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized by the Board of Directors from time to time, grant rights to indemnification and advancement of Expenses to employees and agents of the Corporation to the full extent of the provisions of this Section with respect to the indemnification, of, and advancement of Expenses to, directors, or officers of the Corporation.

     SECTION 6.3 Voting Rights On Certain Business Combinations. The affirmative vote of the holders of not less than 80% of the outstanding common stock of the Corporation shall be required to approve any merger or consolidation of the Corporation with or into any other corporation, any sale, lease, exchange, or other disposition of any material part of the assets of the Corporation or of any subsidiary thereof to or with any other corporation, person, or other entity, or any liquidation or dissolution of the Corporation or any material subsidiary thereof or adoption of any plan with respect thereto (hereinafter referred to as a "Business Combination"), which is not recommended by the vote of two-thirds of the Corporation's directors. All other Business Combinations will require the affirmative vote of a majority of the outstanding common stock of the Corporation.

     SECTION 6.4 Consideration of Non-Financial Factors. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders when evaluating a Business Combination or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transactions, consider all of the following factors and any other factors which it deems relevant:

          (i) The social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located;

          (ii) The business and financial condition and earnings prospects of the acquiring person or persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person or persons, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and

          (iii) The competence, experience, and integrity of the acquiring person or persons and its or their management.

                                  ARTICLE VII

                    RESTRICTIONS ON OFFERS AND ACQUISITIONS
                     OF THE CORPORATION'S EQUITY SECURITIES

     SECTION 7.1  Definitions.

     (a) Acquire. The term "Acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

     (b) Acting in Concert. The term "Acting in Concert" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii)a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

     (c) Affiliate. An "Affiliate" of, or a Person "affiliated with," a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     (d) Associate. The term "Associate" used to indicate a relationship with any Person means:

          (1) Any corporation or organization (other than the Corporation or a Subsidiary of the Corporation), or any subsidiary or parent thereof, of which such Person is a director, officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities;

          (2) Any trust or other estate in which such Person has a 10% or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, provided, however, such term shall not include any employee stock benefit plan of the Corporation or a Subsidiary of the Corporation in which such Person has a 10% or greater beneficial interest or serves as a trustee or in a similar fiduciary capacity;

          (3) Any relative or spouse of such Person (or any relative of such spouse) who has the same home as such Person or who is a director or officer of the Corporation or a Subsidiary of the Corporation (or any subsidiary or parent thereof); or

          (4) Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment advisor.

     (e) Beneficial Owner (including Beneficially Owned). A Person shall be considered the "Beneficial Owner" of any shares of stock (whether or not owned of record):

          (1) With respect to which such Person or any Affiliate or Associate of such Person directly or indirectly has or shares (A) voting power, including the power to vote or to direct the voting of such shares of stock, and/or (B) investment power, including the power to dispose of or to direct the disposition of such shares of stock;

          (2) Which such Person or any Affiliate or Associate of such Person has
     (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and/or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

          (3) Which are Beneficially Owned within the meaning of (1) or (2) of this Article VII, Section 7.1(e) by any other Person with which such first-mentioned Person or any of its Affiliates or Associates either (A) has any agreement, arrangement or understanding, written or oral, with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or business of the Corporation or a Subsidiary of the Corporation, or (B) is Acting in Concert. For the purpose only of determining whether a Person is the Beneficial Owner of a percentage specified in this

     Article VII of the outstanding Voting Shares, such shares shall be deemed to include any Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise and which are deemed to be Beneficially Owned by such Person pursuant to the foregoing provisions of this Article VII, Section 7.1(e), but shall not include any other Voting Shares which may be issuable in such manner.

     (f) Offer. The term "Offer" shall mean every offer to buy or acquire, solicitation of an offer to sell, tender offer or request or invitation for tender of, a security or interest in a security for value; provided that the term "Offer" shall not include (i) inquiries directed solely to the management of the Corporation and not intended to be communicated to stockholders which are designed to elicit an indication of management's receptivity to the basic structure of a potential acquisition with respect to the amount of cash and or securities, manner of acquisition and formula for determining price, or (ii) non-binding expressions of understanding or letters of intent with the management of the Corporation regarding the basic structure of a potential acquisition with respect to the amount of cash and or securities, manner of acquisition and formula for determining price.

     (g) Person. The term "Person" shall mean any individual, partnership, corporation, limited liability company, association, trust, group or other entity. When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding or disposing of shares of stock, such partnership, syndicate, associate or group shall be deemed a "Person."

     (h) Substantial Part. The term "Substantial Part" as used with reference to the assets of the Corporation or of any Subsidiary means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation's most recent fiscal year ending prior to the time the determination is being made.

     (i) Subsidiary. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Person in question.

     (j) Voting Shares. "Voting Shares" shall mean shares of the Corporation entitled to vote generally in an election of directors.

     (k) Certain Determinations With Respect to Article VII. A majority of the directors shall have the power to determine for the purposes of this Article VII, on the basis of information known to them and acting in good faith: (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another Person, (iii) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, and (iv) such other matters with respect to which a determination is required under this Article VII. Any such determinations made by the Board of Directors of the Corporation pursuant to this Article VII shall be conclusive and binding upon the Corporation and its stockholders. In order to carry out its responsibilities under this Article VII, the Board of Directors shall have the right to demand that any person who is reasonably believed to be the Beneficial Owner of Excess Shares shall supply the Corporation with complete information as to (x) the record owners of all shares of equity securities Beneficially Owned by such Person and (y) any other factual matter relating to the applicability or effect of this Article VII as may be reasonably requested by the Board of Directors.

          (1) Directors, Officers or Employees. Directors, officers or employees of the Corporation or any Subsidiary thereof shall not be deemed to be a group with respect to their individual acquisitions of any class of equity securities of the Corporation solely as a result of their capacities as such.

     SECTION 7.2 Restrictions. No Person shall directly or indirectly Offer to Acquire or Acquire the Beneficial Ownership of (i) more than 10% of the issued and outstanding shares of any class of an equity security of the Corporation, or
(ii) any securities convertible into, or exercisable for, any equity securities of the Corporation if, assuming conversion or exercise by such Person of all securities of which such Person is the Beneficial Owner which are convertible into, or exercisable for, such equity securities (but of no securities convertible into, or exercisable for, such equity securities of which such Person is not the Beneficial Owner), such Person would be the Beneficial Owner of more than 10% of any class of an equity security of the Corporation.

     SECTION 7.3 Exclusions. The foregoing restrictions shall not apply to (i) any Offer with a view toward public resale made exclusively to the Corporation by underwriters or a selling group acting on its behalf, (ii) any tax-qualified employee benefit plan or arrangement established by the Corporation and any trustee of such a plan or arrangement, and (iii) any other Offer or acquisition approved in advance by the affirmative vote of two-thirds of the Corporation's entire Board of Directors (including any vacancies).

     SECTION 7.4 Remedies. In the event that shares are Acquired in violation of this Article VII, all shares Beneficially Owned by any Person in excess of 10% shall be considered "Excess Shares" and (i) shall not be counted as shares entitled to vote and shall not be voted by any Person or counted as Voting Shares in connection with any matters submitted to stockholders for a vote, (ii) the Corporation is authorized to refuse to recognize a transfer or attempted transfer of any shares of the Corporation's equity securities to any Person who is the Beneficial Owner, or as the result of such transfer would become the Beneficial Owner, of Excess Shares and (iii) the Board of Directors may cause such Excess Shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds of the sale.

     For purposes of ensuring compliance with Article VII, Section 7.2, in the event any partnership, corporation, limited liability company, association or trust is deemed to Beneficially Own more than 5% of any class of the Corporation's stock, either by itself or together with one or more other Persons who is an Affiliate of or Acting in Concert with such entity or who is a member of any group with such entity with respect to the Corporation's stock, then the Corporation shall be entitled upon written request to such entity to receive information regarding the name and address of, and the class and number of shares of Corporation stock which are Beneficially Owned by, each partner in such partnership, each director, executive officer and stockholder in such corporation, each member in such limited liability company or association, and each trustee and beneficiary of such trust, and in each case each Person controlling such entity and each partner, director, executive officer, stockholder, member or trustee of any entity which is ultimately in control of such partnership, corporation, limited liability company, association or trust.

     SECTION 7.5 Severability. In the event any provision (or portion thereof) of this Article VII shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Article VII shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this
Article VII remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     The Corporation elects not to have the provisions of IC sec. 23-1-43 apply to it.

     IN WITNESS WHEREOF, the undersigned, as the Incorporator of CFS Bancorp, Inc., has hereby executed these Articles of Incorporation as of this ____ day of March, 2005.

                                          By:
                                            ------------------------------------
                                            Larry C. Tomlin

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                               CFS BANCORP, INC.

                                   ARTICLE I

     SECTION 1. Name. The name of the corporation is CFS Bancorp, Inc. (the "Corporation").

     SECTION 2. Registered Office and Registered Agent. The street address of the Registered Office of the Corporation is 707 Ridge Road, Munster, Indiana 46321 and the name of its Registered Agent at that office is Citizens Financial Services, FSB.

     SECTION 3. Seal. Unless otherwise required by law, the Corporation shall not be required to use a seal. If the Board of Directors of the Corporation determines that the Corporation shall use a seal, the seal shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.

     SECTION 4. Certain References. All references in these Bylaws to the Indiana Business Corporation Law (the "Act") shall mean and include the provisions of Indiana Business Corporation Law in effect on the date that these Bylaws are adopted by the Board of Directors of the Corporation and as such law thereafter may be amended and be in effect from time to time, and including any successor to such law. All references in these Bylaws to the Articles of Incorporation of the Corporation shall mean and include the Articles of Incorporation in effect on the date that these Bylaws are adopted by the Board of Directors of the Corporation and as such Articles of Incorporation thereafter may be amended and be in effect from time to time.

                                   ARTICLE II

                                  FISCAL YEAR

     The fiscal year of the Corporation shall begin each year on the first day of January and end on the last day of December of the same year.

                                  ARTICLE III

                                 CAPITAL STOCK

     SECTION 1. Number of Shares and Classes of Capital Stock. The total number of shares and classes of capital stock which the Corporation shall have authority to issue shall be as set forth in the Corporation's Articles of Incorporation from time to time.

     SECTION 2. Consideration for Shares. The shares of capital stock of the Corporation shall be issued or sold in such manner and for such amount of consideration, received or to be received, as may be fixed from time to time by the Board of Directors. Upon payment of the consideration fixed by the Board of Directors, such shares of stock shall be fully paid and nonassessable.

     SECTION 3. Payment for Shares. The consideration determined by the Board of Directors to be required for the issuance of shares of capital stock of the Corporation may consist of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation.

     If the Board of Directors authorizes the issuance of shares for promissory notes or for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized to be so issued with or before the notice of the next shareholders meeting.

     The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received. If the services are not performed, the note is not paid or the benefits are not received, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

     When payment of the consideration for which a share was authorized to be issued shall have been received by the Corporation, such share shall be declared and taken to be fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payments thereon. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such property, labor or services received as consideration, or the value placed by the Board of Directors upon the corporate assets in the event of a share dividend, shall be conclusive.

     SECTION 4. Certificates for Shares. The Board of Directors may authorize the issuance of stock certificates to each holder of capital stock of the Corporation. If the Board of Directors determines to issue stock certificates, such stock certificates shall be signed by the Chairman of the Board, President or Vice President and the Secretary of the Corporation. The stock certificates shall state the number of shares represented by such certificate and that such shares are fully paid and nonassessable, provided, that if such shares are not fully paid, the certificates shall be legibly stamped to indicate which has been paid, and as further payments are made, the certificate shall be stamped accordingly.

     SECTION 5. Transfer of Shares. The Corporation may impose restrictions on the transfer or registration of transfer of capital stock of the Corporation by means of these Bylaws, the Articles of Incorporation or an agreement with shareholders. Shareholders may agree between or among themselves to impose restrictions on the transfer or registration of transfer of shares. A restriction which is authorized by the Act is valid and enforceable against the holder or a transferee of the holder of the Corporation's stock certificate.

     SECTION 6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its shareholder records as the owner of shares of capital stock of the Corporation to receive dividends and distributions, to vote as such owner, to hold liable for calls and assessments and to treat as owner of such shares in all other respects, and shall not be bound to recognize any equitable or other claims to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Indiana. Shareholders shall be responsible for notifying in writing any officer of the Corporation of any changes in their addresses from time to time, and failure to do so shall relieve the Corporation and its shareholders, directors, officers, employees and agents of liability for failure to direct notices, dividends, distributions and other documents or property to an address other than the one appearing upon the records of the Corporation.

     SECTION 7. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any certificate previously issued by it which is alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 8. Fractional Shares or Scrip. The Corporation may (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share.

                                   ARTICLE IV

                            MEETINGS OF SHAREHOLDERS

     SECTION 1. Place of Meeting. Meetings of shareholders of the Corporation shall be held at such place, within or outside the State of Indiana, as may from time to time be designated by the Board of Directors, or as may be specified in the notices or waivers of notice of such meetings.

     SECTION 2. Annual Meeting. The annual meeting of shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such day and at such time as determined by the Board of Directors and stated in the notice of such.

     SECTION 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Act or by the Articles of Incorporation, may be called only by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least three-fourths of the Directors then in office.

     SECTION 4. Organization. Each meeting of the shareholders shall be presided over by the Chairman of the Board, or in his absence by the President, or in their absences, any other individual selected by the Board of Directors. The Secretary, or in his absence a temporary Secretary, shall act as secretary of each meeting of the shareholders. In the absence of the Secretary and any temporary Secretary, the chairman of the meeting may appoint any person present to act as secretary of the meeting. The chairman of any meeting of the shareholders shall announce the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting and, unless prescribed by law or regulation or unless the Board of Directors has otherwise determined, shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussions as seem to him in order.

     SECTION 5. Notice of Meetings. A written or printed notice, stating the date, time and place of the meeting, and in case of a special meeting, or when required by any provision of the Act or of the Articles of Incorporation or these Bylaws, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary, or by the officers or persons calling the meeting, to each shareholder of record entitled by the Articles of Incorporation and by the Act to vote at such meeting, at such address as appears upon the records of the Corporation, at least ten (10) days and not more than sixty (60) days before the date of the meeting. Notice of any such meeting may be waived in writing by any shareholder before or after the date and time of the meeting, if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called and the time and place thereof. Attendance at any such meeting in person, or by proxy, shall constitute a waiver of notice of such meeting. Each shareholder who has in the manner above provided waived notice of a shareholders meeting, who personally attends a shareholders meeting or who is represented at a shareholders meeting by a proxy authorized to appear by an instrument of proxy, shall be conclusively presumed to have been given due notice of such meeting. Notice of any adjourned meeting of shareholders shall not be required to be given if the date, time and place thereof are announced at the meeting at which the adjournment is taken, except as may be expressly required by the Act.

     SECTION 6. Addresses of Shareholders. The address of any shareholder appearing on the shareholder records of the Corporation shall be deemed to be the latest address of such shareholder for the class of stock held by such shareholder.

     SECTION 7.  Voting at Meetings.

     (a) Quorum. The holders of record of at least a majority of the issued and outstanding capital stock of the Corporation entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum at all meetings of shareholders for the transaction of business, except where otherwise provided by the Act, the Articles of Incorporation or these Bylaws. In the absence of a quorum, any officer entitled to preside at, or act as secretary of, such meeting shall have the power to adjourn the meeting from time to time until a quorum shall be constituted. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting, but only those shareholders entitled to vote at the original meeting shall be entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board of Directors for the adjourned meeting.

     (b) Voting Rights. Except as otherwise provided by the Act or by the provisions of the Articles of Incorporation, each shareholder shall have the right at every meeting of shareholders to one (1) vote on all matters coming before the meeting (including, without limitation, the election of directors) for each share of stock of the Corporation having voting power registered in his or her name on the records of the Corporation on the date for the determination of shareholders entitled to vote. At any meeting of shareholders, every shareholder having the right to vote shall be entitled to vote in person, or by proxy executed in writing by the shareholder or a duly authorized attorney-in-fact and bearing a date not more than eleven (11) months prior to its execution, unless a longer time is expressly provided therein or by law.

     (c) Required Vote. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. If, at any meeting of the shareholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.

     (d) Validity of a Vote, Consent, Waiver or Proxy Appointment. If the name on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Corporation if acting in good faith may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder. The Corporation may reject a vote, consent, waiver or proxy appointment if the authorized tabulation officer, acting in good faith, has a reasonable basis for doubt about the validity of the signature or the signatory's authority. If so accepted or rejected, the Corporation, its directors and officers and the tabulation officer are not liable in damages to the shareholder for any consequences of the rejection. Any of the Corporation's actions based on an acceptance or rejection of a vote, consent, waiver or proxy appointment under this Section is valid unless a court of competent jurisdiction determines otherwise.

     SECTION 8. Voting List. The Secretary of the Corporation shall make before each meeting of shareholders a complete list of the shareholders entitled by the Articles of Incorporation to vote at such meeting, arranged in alphabetical order, with the address and number of shares so entitled to vote held by each shareholder. Such list shall be produced and kept open at the time and place of the meeting of shareholders and be subject to the inspection of any shareholder during the holding of such meeting.

     SECTION 9. Fixing of Record Date to Determine Shareholders Entitled to Vote. The Board of Directors may prescribe a period not exceeding sixty (60) days prior to each meeting of shareholders, during which no transfer of stock on the books or records of the Corporation may be made; or, in lieu of prohibiting the transfer of stock may fix a date and time not more than sixty (60) days prior to the holding of any meeting of shareholders as the time as of which shareholders entitled to notice of, and to vote at, such meeting shall be determined, and all persons who are holders of record of voting stock at such time, and no others, shall be entitled to notice of, and to vote at, such meeting. Any determination of shareholders entitled to notice of or to vote at a shareholders meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which is only required if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

     SECTION 10. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     SECTION 11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by an officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledge shall be entitled to vote the shares so transferred.

     SECTION 12. Proposals. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of Corporation stock which are Beneficially Owned (as defined in Article VII,
Section 7.1(e) of the Corporation's Articles of Incorporation) by the shareholder submitting the notice, by any Person who is Acting in Concert with or who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Article VII, Section 7.1 of the Corporation's Articles of Incorporation), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such proposal on the date the notice is given to the Corporation, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons (if any of the foregoing Persons is a partnership, corporation, limited liability company, association or trust, information shall be provided regarding the name and address of, and the class and number of shares of Corporation stock which are Beneficially Owned by, each partner in such partnership, each director, executive officer and shareholder in such corporation, each member in such limited liability company or association, and each trustee and beneficiary of such trust, and in each case each Person controlling such entity and each partner, director, executive officer, shareholder, member or trustee of any entity which is ultimately in control of such partnership, corporation, limited liability company, association or trust),
(d) the identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation, and (e) any material interest of the shareholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article IV, Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

     SECTION 13. Inspectors. For each meeting of shareholders, the Board of Directors shall appoint one or more inspectors of election, who shall make a written report of such meeting. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors shall be appointed at the meeting by the chairman thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. An inspector or inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman thereof. An inspector or inspectors shall not accept a ballot, proxy or vote, nor any revocations thereof or changes thereto, after the closing of the polls (unless a court of competent jurisdiction upon application by a shareholder shall determine otherwise) and may appoint or retain other persons or entities to assist them in the performance of their duties. Inspectors need not be shareholders and may not be nominees for election as directors.

                                   ARTICLE V

                               BOARD OF DIRECTORS

     SECTION 1. Election, Number; Term of Office; Qualifications. One (1) class of directors shall be elected at each annual meeting of shareholders by the holders of the shares of capital stock entitled by the Articles of Incorporation to elect directors.

     The number of directors of the Corporation to be elected by the holders of the shares of capital stock entitled by the Articles of Incorporation to elect directors shall be seven (7) unless changed by resolution of the Board of Directors.

     Directors of the Corporation shall serve staggered terms in accordance with the Articles of Incorporation of the Corporation. All directors, except in the case of earlier resignation, removal or death, shall hold office until the third succeeding annual meeting of shareholders following their election and until their respective successors are duly elected and qualified. A director of the Corporation is not required to be a shareholder of the Corporation in order to be qualified to serve as a director. No person shall be eligible for nomination or election as a director who has attained or will attain the age of 70 in the calendar year of such nomination or election.

     SECTION 2. Vacancies. Any vacancy occurring in the Board of Directors shall be filled in the manner provided in the Company's Articles of Incorporation.

     SECTION 3. Annual Meeting of Directors. The Board of Directors shall meet each year, either within or outside the State of Indiana, immediately after the annual meeting of the shareholders, at the same place where such meeting of the shareholders has been held for the purpose of organization, election of officers and consideration of any other business that may properly come before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be necessary.

     SECTION 4. Regular Meetings. Regular meetings of the Board of Directors, if any, shall be held at such times and places, either within or outside the State of Indiana, as may be fixed by the directors. Such regular meetings of the Board of Directors may be held without notice or upon such notice as may be fixed by the directors.

     SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, President or by a majority of the authorized number of Directors. Notice of the date, time and place, either within or outside the State of Indiana, of a special meeting shall be personally delivered, telephoned, telegraphed, telexed, faxed or otherwise electronically delivered to each director at least twenty-four (24) hours prior to the time of the meeting, or sent by overnight courier or postage prepaid mail to each director at his usual place of business or residence at least five (5) days hours prior to the time of the meeting. Directors, in lieu of such notice, may sign a written waiver of notice either before the time of the meeting, at the meeting or after the meeting. Attendance by a director in person at any such special meeting shall constitute a waiver of notice unless the director at the beginning of the meeting (or promptly upon the director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     SECTION 6. Conference Telephone Meetings. A member of the Board of Directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can communicate with each other, and participation by these means constitutes presence in person at the meeting.

     SECTION 7. Quorum. A majority of the entire Board of Directors shall be necessary to constitute a quorum for the transaction of any business of the Corporation, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A director, who is present at a meeting of the Board of Directors or a committee of the Board of Directors, at which action on any corporate matter is taken, shall be conclusively presumed to have assented to the action taken, unless (a) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding the meeting or transacting business at the meeting, (b) his or her dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Secretary of the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     SECTION 8. Consent to Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if one (1) or more written consents describing the action taken are signed by all members of the Board of Directors or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee or filed with the corporate records reflecting the action taken. Action taken under this Section is effective when the last director signs the consent, unless the consent specifies a different, prior or subsequent effective date.

     SECTION 9. Resignations. Any director may resign at any time by giving written notice to the Board of Directors, to the President or to the Secretary of the Corporation. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 10. Dividends and Distributions. The Board of Directors shall have the power, subject to any restrictions and limitations contained in the Act or in the Articles of Incorporation, to declare and pay dividends and distributions upon the outstanding capital stock of the Corporation to its shareholders as and when they deem expedient.

     SECTION 11. Fixing of Record Date to Determine Shareholders Entitled to Receive Corporate Benefits. The Board of Directors may fix a record date, declaration date and payment date with respect to any dividend or distribution to the Corporation's shareholders. If no record date is fixed for the determination of shareholders entitled to receive payment of a dividend or distribution, the end of the day on which the resolution of the Board of Directors declaring such dividend or distribution is adopted shall be the record date for such determination.

     SECTION 12. Committees. The Board of Directors may, by resolution adopted by the unanimous vote of all of the directors elected and qualified from time to time and then in office, designate from among its members an executive committee and/or one or more other committees, each of which, to the extent provided in the resolution, the Articles of Incorporation or these Bylaws, may exercise all of the authority of the Board of Directors of the Corporation. However, no such committee has the authority to (a) authorize distributions (except a committee may authorize or approve a reacquisition of shares if done according to a formula or method, or within a range, prescribed by the Board of Directors), (b) approve or propose to shareholders action that the Act requires to be approved by shareholders, (c) fill vacancies on the Board of Directors or any of its committees, (d) amend the Articles of Incorporation, (e) adopt, amend or repeal the Bylaws, (f) approve a plan of merger not requiring shareholder approval, or (g) authorize or approve the issuance or sale or a contract for sale of shares of capital stock of the Corporation, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except the Board of Directors may authorize a committee to take the action described in this subsection within limits prescribed by the Board of Directors. No member of any such committee shall continue to be a member thereof after he ceases to be a director of the Corporation.

     SECTION 13. Remuneration. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director and/or such other compensation as may be fixed by the Board of Directors. Members of special or standing committees may be allowed like compensation for serving on committees of the Board of Directors. No such payments shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 14. Nominations of Directors. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or committee appointed by the Board of Directors or by any shareholder entitled to vote generally in an election of directors. However, any shareholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Corporation, which notice is delivered to or received by the Secretary not later than (i) 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name, age, business address and residence address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) the principal occupation or employment of the shareholder submitting the notice and of each person being nominated; (c) the class and number of shares of Corporation stock which are Beneficially Owned (as defined in Article VII, Section 7.1(e) of the Corporation's Articles of Incorporation) by the shareholder submitting the notice, by any Person who is Acting in Concert with or who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Article VII, Section 7.1 of the Corporation's Articles of Incorporation), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such nominee(s) on the date the notice is given to the Corporation, by each person being nominated, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons (if any of the foregoing Persons is a partnership, corporation, limited liability company, association or trust, information shall be provided regarding the name and address of, and the class and number of shares of Corporation stock which are Beneficially Owned by, each partner in such partnership, each director, executive officer and shareholder in such corporation, each member in such limited liability company or association, and each trustee and beneficiary of such trust, and in each case each Person controlling such entity and each partner, director, executive officer, shareholder, member or trustee of any entity which is ultimately in control of such partnership, corporation, limited liability company, association or trust); (d) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding the shareholder submitting the notice and each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                                   ARTICLE VI

                                    OFFICERS

     SECTION 1. Principal Officers. The principal officers of the Corporation shall be a Chairman of the Board, President, a Vice President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, such other subordinate officers, none of whom shall be principal officers of the Corporation, as may be appointed in accordance with the provisions of these Bylaws. The same individual may hold more than one office at any time, and a single individual may hold all of the offices at any time except the offices of President and Secretary.

     SECTION 2. Election and Term of Office. The principal officers of the Corporation shall be chosen annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal from office.

     SECTION 3. Removal of Principal Officers. Any principal officer may be removed, either with or without cause, at any time, by resolution adopted by the unanimous vote of the actual number of directors elected and qualified from time to time and then in office.

     SECTION 4. Subordinate Officers. In addition to the principal officers enumerated in Section 1 of this Article VI, the Corporation may have one or more Assistant Secretaries and such other officers, employees and agents as the Board of Directors may deem necessary, each of whom shall hold office for such period, may be removed with or without cause and have such authority and perform such duties as the Board of Directors or any principal officer of the Corporation may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, employees or agents.

     SECTION 5. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, to the President or to the Secretary of the Corporation. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6. Vacancies. Any vacancy in any office for any cause may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     SECTION 7. Chairman of the Board. The Chairman of the Board, who shall be chosen from among the Directors, shall be the Chief Executive Officer of the Corporation and as such shall have general responsibility for the affairs of the Corporation, subject to the control of the Board of Directors. Subject to the control and direction of the Board of Directors, the Chairman and Chief Executive Officer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. In general, he shall perform all duties and have all the powers incident to the office of Chief Executive Officer and all such other duties and powers as, from time to time, may be assigned to him by the Board of Directors.

     SECTION 8. President. The President, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. Subject to the control and direction of the Board of Directors, the President may enter into any agreement and may execute and deliver any agreement, instrument or document in the name and on behalf of the Corporation. In general, he or she shall perform all duties and have all the powers incident to the office of President and all such other duties and powers as, from time to time, may be assigned to him or her by the Board of Directors.

     SECTION 9. Vice President. The Vice President, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the

President. In general, he or she shall perform such other duties and have such other powers as are incident to the office of Vice President, as the case may be, and such other duties as may, from time to time, be assigned by the Board of Directors.

     SECTION 10. Secretary. The Secretary shall prepare and shall keep or cause to be kept in the books provided for that purpose the minutes of the meetings of the shareholders and of the Board of Directors; shall duly give and serve all notices required to be given in accordance with the provisions of these Bylaws and by the Act; shall be custodian of the records and of the seal (if one is required) of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is required by law or the Board of Directors; shall authenticate records of the Corporation; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him or her by the Board of Directors.

     SECTION 11. Salaries. The salaries of the principal officers of the Corporation shall be fixed from time to time by the Board of Directors, and the salaries of any subordinate officers may be fixed by the President.

     SECTION 12. Voting Corporation's Securities. Unless otherwise ordered by the Board of Directors, the President is appointed attorney and agent of the Corporation and shall have full power and authority in the name and on behalf of the Corporation, to attend, to act and to vote all partnership and ownership interests, stock or other securities entitled to be voted at any meetings of partners, limited liability companies or security holders of any partnerships, corporations, limited liability companies or other entities in which the Corporation may hold partnership or ownership interests, stock or other securities, in person or by proxy, as a partner, owner, shareholder or otherwise, and at such meetings shall possess and may exercise any and all rights and powers incident to the ownership of such partnership or ownership interests, stock or other securities, and which as the owner thereof might have possessed and exercised if present, and to consent in writing to any action by any such other partnership, limited liability company, corporation or entity. The President is authorized to vote such interests, stock and other securities by written consent in lieu of a meeting. The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

     SECTION 13. Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditions for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                  ARTICLE VII

              INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

     SECTION 1. Indemnification. The Corporation shall provide indemnification to its directors, officers, employees, agents and former directors, officers, employees and agents and to others in accordance with the Corporation's Articles of Incorporation.

                                  ARTICLE VIII

                                   AMENDMENTS

     SECTION 1. Amendments. The power to make, alter, amend or repeal these Bylaws is vested in the Board of Directors, but the unanimous affirmative vote of all of the directors elected and qualified from time to time and then in office shall be necessary to effect any alteration, amendment or repeal of these Bylaws.

     SECTION 2. Emergency Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any national or local emergency.

                                   ARTICLE IX

      ELECTION NOT TO BE SUBJECT TO THE CONTROL SHARE ACQUISITION STATUTE

     The Corporation elects not to have the provisions of IC sec.23-1-42 apply to it.
                                    *  *  *

                            [CFS BANCORP, INC. LOGO]

                       CORDIALLY INVITES YOU TO ATTEND THE
                         ANNUAL MEETING OF SHAREHOLDERS

                TUESDAY, APRIL 26, 2005, 10:00 A.M. CENTRAL TIME
                      CENTER FOR VISUAL AND PERFORMING ARTS
                        1040 RIDGE ROAD, MUNSTER, INDIANA

              See the reverse side of this sheet for instructions.

                       COMPLETE BOTH SIDES OF PROXY CARD,
                 DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                                       DETACH ATTENDANCE CARD HERE AND MAIL WITH
DETACH PROXY CARD HERE                                                PROXY CARD
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF THE PROXY CARD IS RETURNED AND PROPERLY SIGNED AND NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA, AND OTHERWISE AT THE DISCRETION OF THE PROXY HOLDERS. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED. YOU MAY REVOKE THIS PROXY ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. As of March 25, 2005, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of CFS Bancorp, Inc. called for April 26, 2005, the accompanying Proxy Statement, and the accompanying Annual Report on Form 10-K prior to the signing of this Proxy.

                                        Dated:    ______________________
VOTER CONTROL NUMBER
  ABOVE NAME HERE                       Signature:______________________

                                        Signature:______________________

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY. WHEN SHARES OF THE COMPANY ARE HELD BY JOINT TENANTS, BOTH TENANTS SHOULD SIGN. WHEN SIGNING THE PROXY AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE THE FULL TITLE OF SUCH. IF THE SHARES ARE OWNED BY A CORPORATION, PLEASE SIGN THE PROXY USING THE FULL CORPORATE NAME, BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP OR OTHER ENTITY OWNS THE SHARES, PLEASE HAVE AN AUTHORIZED PERSON SIGN ON BEHALF OF THE PARTNERSHIP OR OTHER ENTITY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CFS BANCORP, INC.

If you plan to personally attend the Annual Meeting of Shareholders on April 26, 2005, please check the box and list the names of attendees below.

Return this stub in the enclosed envelope with your completed proxy card.

I/We plan to attend the Annual Meeting. [ ]

Names of persons attending:

___________________________________

___________________________________

                                 TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

    Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

    1. Read the accompanying Proxy Statement.

    2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

    3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

    Please note that all votes cast by telephone must be COMPLETED and SUBMITTED prior to Monday, April 25, 2005 at 11:59 PM Central Time.

    Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

    If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail.

                               TO VOTE BY INTERNET

    Your Internet vote is quick, confidential and immediate. Just follow these easy steps:

    1. Read the accompanying Proxy Statement.

    2. Visit our Internet voting site at http://www.eproxyvote.com/ist-cfscm/ and follow the instructions on the screen.

    3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

    Please note that all votes cast by Internet must be COMPLETED and SUBMITTED prior to Monday, April 25, 2005 at 11:59 PM Central Time.

    Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

    THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE.

    PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

    If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail.


CFS BANCORP, INC.                                                REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2005 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of CFS Bancorp, Inc. ("The Company") or any successors thereto, as proxies, with full power of substitution, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned on March 4, 2005 at the Annual Meeting of Shareholders to be held at the Center for Visual and Performing Arts, located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 26, 2005 at 10:00 a.m. Central Time and at any adjournment thereof.

1. Election of Directors

Nominees for three-year terms expiring in 2008 and until their successors are elected and qualified:

01 Gregory W. Blaine 02 Robert R. Ross 03 Joyce M. Simon

    [ ] FOR ALL       [ ] WITHHOLD ALL       [ ] FOR ALL EXCEPT

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, MARK "FOR ALL EXCEPT" AND WRITE THE NAME OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.


2. PROPOSAL to reincorporate the Company in the State of Indiana.

    [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE REINCORPORATION OF THE COMPANY IN THE STATE OF INDIANA.

                                                (to be signed on the other side)

                                                                  March 25, 2005






Dear Plan Participant,

          As described in the attached materials, your voting instructions as a stockholder of CFS Bancorp, Inc. (the "Company") are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on April 26, 2005. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account(s) as a participant in the Company's employee benefit plans will be voted.

          Enclosed with this letter is a copy of the Company's latest Corporate Report, Annual Report on Form 10-K, Proxy Statement describing the matters to be voted upon, voting instruction ballot(s) that will permit you to vote the shares allocated to your account(s), and a return envelope. You will receive separate voting instruction ballots for each Plan in which you participate. After you have reviewed the enclosed materials, we urge you to vote the shares allocated to you in the Plan(s) by marking, dating, signing and returning the enclosed voting instruction ballot(s) to the tabulator in the accompanying envelope. Your instructions must be received by the tabulator on or before noon on April 25, 2005. Please return a ballot for each plan in which you participate. The tabulator will keep your vote confidential.

          We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account(s) pursuant to the Plan(s) will not be voted. While we hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

          Please note that the enclosed material relates only to those shares which have been allocated to your account under the Company's Plans. You may receive other voting material for shares otherwise owned by you individually and not under the Plans.

                                          Best regards,

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                        CITIZENS FINANCIAL SERVICES, FSB
             EMPLOYEES' SAVINGS & PROFIT SHARING PLAN (401(k) PLAN)


Participant:<<Name>>
            <<SSNo>>

Number of Shares:<<Shares>>

The undersigned hereby instructs the Trustee of the Citizens Financial Services, FSB Employees' Savings & Profit Sharing Plan ("Plan") to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the Plan as of March 4, 2005 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 26, 2005 and at any adjournment thereof.

1.   Election of Directors

Nominees for three year terms expiring in 2008 or until their successors are elected and qualified:

            Gregory W. Blaine      Robert R. Ross         Joyce M. Simon

            [ ]  FOR ALL          [ ]  WITHHOLD ALL     [ ]  FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.


          ---------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

2.   PROPOSAL to reincorporate the Company in the State of Indiana.

            [ ]  FOR              [ ]  AGAINST          [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. As of March 25, 2005, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS AND FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.


                                                  Dated             , 2005
--------------------------------------                  ------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                             CFS BANCORP, INC. ESOP


Participant:<<Name>>
            <<SSNo>>

Number of Shares:<<Shares>>

The undersigned hereby instructs the Trustee of the CFS Bancorp, Inc. Employee Stock Ownership Plan ("Plan") to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the Plan as of March 4, 2005 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 26, 2005 and at any adjournment thereof.

1.   Election of Directors

Nominees for three year terms expiring in 2008 or until their successors are elected and qualified:

            Gregory W. Blaine       Robert R. Ross         Joyce M. Simon

            [ ]  FOR ALL          [ ]  WITHHOLD ALL     [ ]  FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.


      ----------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

2.   PROPOSAL to reincorporate the Company in the State of Indiana.

            [ ]  FOR              [ ]  AGAINST          [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. As of March 25, 2005, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS AND FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.


                                                 Dated              , 2005
----------------------------------                     -------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                       1998 RECOGNITION AND RETENTION PLAN


Participant:<<Name>>
            <<SSNo>>

Number of Shares:<<Shares>>

The undersigned hereby instructs the Trustee of the 1998 Recognition and Retention Plan ("RRP") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the RRP as of March 4, 2005 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 26, 2005 and at any adjournment thereof.

1.   Election of Directors

Nominees for three year terms expiring in 2008 or until their successors are elected and qualified:

            Gregory W. Blaine       Robert R. Ross         Joyce M. Simon

            [ ]  FOR ALL          [ ]  WITHHOLD ALL     [ ]  FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.


      ----------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

2.   PROPOSAL to reincorporate the Company in the State of Indiana.

            [ ]  FOR              [ ]  AGAINST          [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. As of March 25, 2005, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS AND FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF INDIANA.


                                                Dated              , 2005
----------------------------------                    -------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.